UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22374

Nuveen Mortgage Opportunity Term Fund 2

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

31 December 2018

Nuveen Closed-End Funds

JLS	Nuveen Mortgage Opportunity Term Fund
JMT	Nuveen Mortgage Opportunity Term Fund 2

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.nuveen.com/client-access.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800-257-8787 (select option #2) to let the Fund know you wish to continue receiving paper copies of your shareholder reports or you can set your delivery preference by logging into your Investor Center account at www.computershare.com/investor and click on “Communication Preferences”. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Annual Report

Life is Complex.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your email!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

or

www.nuveen.com/client-access

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Chairman’s Letter to Shareholders

Dear Shareholders,

The global economy seemed to reach a turning point in 2018. Growth was peaking in the U.S. and slowing elsewhere. Deregulation and tax law changes, which lowered corporate and individual tax rates and encouraged companies to repatriate overseas profits, helped boost U.S. economic growth and amplify corporate earnings during 2018. Meanwhile, a weakening housing market and a flattening yield curve in the U.S. and disappointing economic growth across Europe, China and Japan signaled caution. As the year developed, future corporate profit growth was looking less certain than at the start of the year. Adding to the uncertainty were the removal of U.S. central bank monetary stimulus, rising interest rates, a stronger U.S. dollar, trade negotiations and unpredictable politics, including Brexit and a prolonged U.S. government shutdown. Bearish sentiment intensified at the end of 2018, pressuring stocks, corporate bonds and commodities alike.

Although downside risks have been rising, the likelihood of a near-term recession remains low. Global growth is indeed slowing, but it’s still positive. The U.S. economy remains strong, even in the face of late-cycle pressures. Low unemployment and firming wages should continue to support consumer spending, and the November mid-term elections resulted in change, but no major surprises. In China, the government remains committed to using fiscal stimulus to offset softening exports. Europe also remains vulnerable to trade policy as well as Brexit uncertainty, but underlying strengths in European economies, including low unemployment that drives domestic demand, remain supportive of a mild expansion. In a slower growth environment, there are opportunities for investors who seek them more selectively.

We expect volatility and challenging conditions to persist in 2019 but also think there is potential for upside. You can prepare your investment portfolio by working with your financial advisor to review your goals, timeline and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chairman of the Board

February 22, 2018

Portfolio Manager’s Comments

Nuveen Mortgage Opportunity Term Fund (JLS)

Nuveen Mortgage Opportunity Term Fund 2 (JMT)

The investment adviser for both Funds is Nuveen Fund Advisors, LLC (NFA), an affiliate of Nuveen, LLC. NFA is responsible for determining each Fund’s overall investment strategy and monitoring the performance of Wellington Management Company LLP (Wellington Management), the sub-adviser for both Funds. Wellington Management is responsible for implementing each Fund’s direct investments in mortgage-backed securities and other permitted investments. Michael F. Garrett serves as portfolio manager for these Funds.

Each Fund has a limited term of ten years from its inception, at which time all of their net assets will be distributed to shareholder of record. JLS’s since inception date is November 25, 2009 and JMT’s since inception date is February 23, 2010.

On February 28, 2019, (subsequent to the close of this reporting period) the Funds’ Board of Trustees, in light of the upcoming scheduled termination of each Fund, approved a proposal that will allow shareholders to either continue their investment through a merger with a new fund or receive net asset value (NAV) through a 100% tender offer at the then-current net asset value (NAV) per share. The proposal is intended to give shareholders the opportunity to maintain their exposure to securitized credit, an important building block of diversified income portfolios due to attractive yields and low correlations relative to traditional assets classes.

As part of the proposal, shareholders will be asked to vote on a merger of their Fund with a new fund, Nuveen Mortgage and Income Fund. If the mergers are approved, each Fund will conduct a tender offer for up to 100% of its outstanding shares at NAV. If the combined managed assets (including assets attributable to leverage) of the Funds following the tender offers is $100 million or greater, the mergers will occur. If the combined managed assets after the tender offers is less than $100 million, the mergers will not occur and the tender offers will be cancelled with no common shares repurchased, and instead the Funds will proceed to terminate as scheduled.

The new fund will have no set termination date and an investment objective to generate high current income through opportunistic investments in securitized credit. The fund will invest at least 65% of its managed assets in mortgage securities, including commercial mortgage-backed securities and residential mortgage-backed securities and up to 35% in non-mortgage related asset-backed securities.

More information on the proposal will be contained in proxy materials for the upcoming shareholder meeting expected to be filed with the Securities and Exchange Commission in the near future.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial recording purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Manager’s Comments (continued)

Here Michael reviews U.S. economic and financial markets, his management strategy and the performance of the Funds for the twelve-month reporting period ended December 31, 2018.

What factors affected the U.S. economy and domestic and global markets during the twelve-month reporting period ended December 31, 2018

The U.S. economy accelerated in this reporting period, with gross domestic product (GDP) growth reaching 4.2% (annualized) in the second quarter of 2018, the fastest pace since 2014, then receding to a still relatively robust 3.4% annualized rate in the third quarter of 2018, according to the Bureau of Economic Analysis “third” estimate. GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. The boost in economic activity during the second quarter of 2018 was attributed to robust spending by consumers, businesses and the government, as well as a temporary increase in exports, as farmers rushed soybean shipments ahead of China’s retaliatory tariffs. While consumer and government spending continued to drive economic growth in the third quarter, the export contribution declined as expected and both business spending and housing investment weakened. The government’s fourth quarter 2018 GDP growth estimate was not yet available due to the partial government shutdown from late December 2018 to late January 2019.

Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.9% in December 2018 from 4.1% in December 2017 and job gains averaged around 219,000 per month for the past twelve months. The jobs market has continued to tighten, while average hourly earnings grew at an annualized rate of 3.2% in December 2018. The Consumer Price Index (CPI) increased 1.9% over the twelve-month reporting period ended December 31, 2018 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics.

Low mortgage rates and low inventory drove home prices higher during this recovery cycle. But the price momentum slowed in recent months as mortgage rates began to drift higher and homes have become less affordable. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 5.2% year-over-year in November 2018 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 4.3% and 4.7%, respectively.

With the U.S. economy delivering a sustainable growth rate and employment strengthening, the Federal Reserve’s (Fed) policy making committee continued to incrementally raise its main benchmark interest rate. The most recent increase, in December 2018, was the fourth rate hike in 2018 and the ninth rate hike since December 2015. Fed Chair Janet Yellen’s term expired in February 2018, and the new Chairman Jerome Powell maintained the Fed’s gradual pace of interest rate hikes. However, amid signs that economic growth might have peaked, the markets’ unease about the future pace of monetary tightening, along with other factors, drove sharp volatility in the final months of 2018. Additionally, the Fed continued reducing its balance sheet by allowing a small amount of maturing Treasury and mortgage securities to roll off each month without reinvestment.

During the twelve-month reporting period, geopolitical news remained a prominent market driver. The U.S. moved forward with tariffs on imported goods from China, as well as on steel and aluminum from Canada, Mexico and Europe. These countries announced retaliatory measures in kind, intensifying concerns about a trade war, although there have been some positive developments. In July 2018, the U.S. and the European Union announced they would refrain from further tariffs while they negotiate trade terms, and in October 2018, the U.S., Mexico and Canada agreed to a new trade deal to replace the North American Free Trade Agreement. At the November 2018 G-20 summit, the U.S. and China agreed to a 90-day trade truce, although the details were murky. Brexit negotiations continued to be uncertain and Prime Minister Theresa May faced significant difficulty getting a plan approved in Parliament. Elsewhere in Europe, markets remained nervous about Italy’s new euroskeptic coalition government, immigration policy and political risk in Turkey. The U.S. Treasury issued additional sanctions on Russia in April 2018 and re-imposed sanctions on Iran following the U.S. withdrawal from the 2015 nuclear agreement. Bearish crude oil supply news, along with heightened tensions between the U.S. and Saudi Arabia after the disappearance of a Saudi journalist, drove oil price volatility. On the Korean peninsula, the leaders of South Korea and North Korea met during April 2018 and jointly announced a commitment toward peace, while the U.S.-North Korea summit yielded an agreement with few additional details. In the final week of the reporting period, the U.S. government began a prolonged partial shutdown due to an impasse on border security funding (which ended in late January, subsequent to the close of the reporting period, when a temporary funding measure was passed).

Commercial mortgage-backed securities (CMBS) posted positive absolute returns during the twelve-month period ending December 31, 2018. The sector performed better than investment grade corporates, supported by strong investor demand and a growing U.S. economy.

The non-agency residential mortgage-backed securities (RMBS) sector generated positive total returns during the reporting period, as significant market volatility during the fourth quarter was not enough to offset the strong gains attained throughout the beginning of 2018. Healthy housing fundamentals and persistent investor demand supported returns in the credit risk transfer (CRT) market throughout much of the reporting period. Notably, investment grade and high yield CRT outperformed their respective corporate credit peers, consistent with our view that RMBS should be better positioned to weather an economic downturn. Housing market indicators pointed to a moderation in activity and weakening affordability, although from elevated levels. Homebuilding activity also lost some momentum. The pace of home price growth started to slow, though year-over-year growth remained above a healthy 5%.

What key strategies were used to manage the Funds during this twelve-month reporting period ended December 31, 2018?

Both Funds seek to generate total returns by investing in a diverse portfolio of mortgage-backed securities (MBS), consisting primarily of non-agency RMBS and CMBS. Under normal circumstances, both Funds will invest at least 80% of their managed assets in MBS, primarily non-agency RMBS and CMBS. Both JLS and JMT may be leveraged directly to a maximum effective leverage of 33% of total net asset value.

Our approach to sector allocation has remained consistent since the Funds’ launch. Both Funds seek to generate total returns by investing in a diverse portfolio of MBS consisting primarily of non-agency RMBS and CMBS. We maintained our constructive outlook for both CMBS and non-agency RMBS during the reporting period, with our positioning remaining relatively consistent. While we are constructive on CMBS, we continue to favor residential credit from a relative value perspective, and have a bias to the higher quality collateral types within each sector. The Funds continue to be conservatively positioned within RMBS, with a bias toward higher quality collateral to try to protect against downside risk in the event of a prolonged path toward economic recovery. With an emphasis on the long-term, we continued to focus on finding opportunities to add securities we feel were best positioned to provide stability of principal and attractive income over the duration of the Funds’ limited terms.

During the reporting period, we maintained our constructive outlook for CMBS, and continued to believe that the non-agency RMBS sector offered better relative value, and we positioned the Funds accordingly. The Funds continue to be conservatively positioned within RMBS, with a bias toward higher quality collateral to try to protect the downside. The Funds’ exposure to non-agency RMBS, particularly CRT securities, increased, as that market continues to grow and we find attractive opportunities to invest. We continued to be overweight duration although less overweight than the start of the reporting period.

Portfolio Manager’s Comments (continued)

How did the Funds perform during this twelve-month reporting period ended December 31, 2018?

The tables in the Performance Overview and Holding Summaries section of this report provide total returns for the one-year, five-year and since inception periods ended December 31, 2018. Each Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index. For the twelve-month reporting period, JLS and JMT outperformed the Barclays U.S. Aggregate Bond Index. This index reflects the general performance of the bond market over these periods, but not the specific MBS market in which the Funds primarily invest.

Within the Funds, returns for the reporting period were positive across the broad sectors. The primary contributor to the Funds’ returns was the allocation to residential credit as well as exposure to some of the non-traditional RMBS sectors (non-qualified mortgages and non-performing loans). An allocation to CMBS also positively impacted performance during the reporting period, particularly in BBB conduit CMBS, multi-family credit bonds and single borrower deals. Lastly, the Funds’ allocation to asset-backed securities (ABS) was positive in aggregate, as positive contributions from auto ABS outweighed negative effects from collateralized loan obligations (CLOs).

No sectors detracted from performance in aggregate but Legacy CMBS was the highest detracting subsector, which was offset by positive returns from allocations to multi-family and post-crisis bonds.

The Funds also used U.S. Treasury futures for duration and yield curve management purposes. These positions had a negligible impact during the reporting period.

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through bank borrowings. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments in recent years have been much lower than the interest the Fund has been earning on its portfolio securities that it has bought with the proceeds of that leverage.

However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Over the last few quarters, short-term interest rates have indeed increased from their extended lows after the 2007-09 financial crisis. This increase has reduced common share net income, and also reduced potential for long-term total returns. Nevertheless, the ability to effectively borrow at current short-term rates is still resulting in enhanced common share income, and management believes that the advantages of continuation of leverage outweigh the associated increase in risk and volatility described above.

The Fund’s use of leverage had a positive impact on the total return performance during this reporting period.

As of December 31, 2018, the Funds’ percentages of leverage are as shown in the accompanying table.

	JLS	JMT
Effective Leverage*	28.69%	29.87%
Regulatory Leverage*	28.69%	29.87%
*

Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

Bank Borrowings

As noted above, the Funds employ regulatory leverage through the use of bank borrowings. The Funds’ bank borrowing activities are as shown in the accompanying table.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	January 1, 2018	Draws	Paydowns	December 31, 2018	Average Balance Outstanding	Draws	Paydowns	February 27, 2019
JLS	$147,200,000	$—	$—	$147,200,000	$147,200,000	$—	$—	$147,200,000
JMT	$46,200,000	$—	$—	$46,200,000	$46,200,000	$—	$—	$46,200,000

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

Common Share Information

DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of December 31, 2018, each Fund’s fiscal year end (FYE) and tax year end, and may differ from previously issued distribution notifications.

The Funds have a cash flow-based distribution program. Under this program, each Fund seeks to maintain an attractive and stable regular distribution based on the Fund’s net cash flow received from its portfolio investments. Fund distributions are not intended to include expected portfolio appreciation; however, each Fund invests in securities that make payments which ultimately may be fully or partially treated as gains or return of capital for tax purposes. This tax treatment will generally “flow through” to the Fund’s distributions, but the specific tax treatment is often not known with certainty until after the end of the Fund’s tax year. As a result, regular distributions throughout the year are likely to be re-characterized for tax purposes as either long-term gains (both realized and unrealized), or as a non-taxable return of capital.

The figures in the table below provide the sources (for financial reporting purposes) of each Fund’s distributions as of December 31, 2018. These sources include amounts attributable to realized gains and/or returns of capital. The Funds attribute these non-income sources equally to each regular distribution throughout the fiscal year. The information shown below is for the distributions paid on common shares for all prior months in the current fiscal year. These amounts should not be used for tax reporting purposes, and the distribution sources may differ for financial reporting than for tax reporting. The final determination of the tax characteristics of all distributions paid in 2018 will be made in early 2019 and reported to you on Form 1099-DIV. More details about the tax characteristics of each Fund’s distributions are available on www.nuveen.com/CEFdistributions.

Data as of December 31, 2018

	Fiscal YTD Percentage of the Distribution			Fiscal YTD Per Share Amounts
Fund	Net Investment Income	Realized Gains	Return of Capital	Total Distributions	Net Investment Income	Realized Gains	Return of Capital
JLS (FYE 12/31)	73.08%	23.66%	3.26%	$2.0798	$1.5199	$0.4922	$0.0677
JMT (FYE 12/31)	71.40%	24.40%	4.20%	$1.9556	$1.3964	$0.4771	$0.0821

The following table provides information regarding Fund distributions and total return performance over various time periods. This information is intended to help you better understand whether Fund returns for the specified time periods were sufficient to meet Fund distributions.

Data as of December 31, 2018

	Inception Date	Latest Monthly Per Share Distribution	Annualized			Cumulative
Fund			Current Distribution on NAV	1-Year Return on NAV	5-Year Return on NAV	Fiscal YTD Distributions on NAV	Fiscal YTD Return on NAV
JLS (FYE 12/31)	11/25/2009	$0.1135	5.92%	1.63%	5.86%	7.51%	1.63%
JMT (FYE 12/31)	2/23/2010	$0.1125	6.06%	1.45%	5.77%	6.92%	1.45%

COMMON SHARE REPURCHASES

During August 2018, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of December 31, 2018, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	JLS	JMT
Common shares cumulatively repurchased and retired	0	0
Common shares authorized for repurchase	1,590,000	485,000

OTHER COMMON SHARE INFORMATION

As of December 31, 2018, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their NAVs as shown in the accompanying table.

	JLS	JMT
Common share NAV	$23.02	$22.27
Common share price	$22.35	$22.17
Premium/(Discount) to NAV	(2.91)%	(0.45)%
12-month average premium/(discount) to NAV	(2.68)%	(2.62)%

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Mortgage Opportunity Term Fund (JLS)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Investing in mortgage-backed securities entails credit risk, the risk that the servicer fails to perform its duties, liquidity risks, interest rate risks, structure risks, pre-payment risk, and geographical concentration risks. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations including the Fund’s limited term are described in more detail on the Fund’s web page at www.nuveen.com/JLS.

Nuveen Mortgage Opportunity Term Fund 2 (JMT)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Investing in mortgage-backed securities entails credit risk, the risk that the servicer fails to perform its duties, liquidity risks, interest rate risks, structure risks, pre-payment risk, and geographical concentration risks. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations including the Fund’s limited term are described in more detail on the Fund’s web page at www.nuveen.com/JMT.

THIS PAGE INTENTIONALLY LEFT BLANK

JLS	Nuveen Mortgage Opportunity Term Fund Performance Overview and Holding Summaries as of December 31, 2018

Refer to Glossary of Terms Used in this Report for further definition of terms used in this section.

Average Annual Total Returns as of December 31, 2018

	Average Annual
	1-Year	5-Year	Since Inception
JLS at Common Share NAV	1.63%	5.86%	8.21%
JLS at Common Share Price	(1.06)%	8.06%	7.72%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.52%	3.03%

Since inception returns are from 11/25/09. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Mortgage-Backed Securities	122.5%
Asset-Backed Securities	14.2%
Repurchase Agreements	3.4%
Other Assets Less Liabilities	0.2%
Net Assets Plus Borrowings	140.3%
Borrowings	(40.3)%
Net Assets	100%

Credit Quality

(% of total long-term investments)

U.S. Treasury/Agency	11.3%
AAA	4.0%
AA	1.5%
A	4.5%
BBB	21.0%
BB or Lower	31.5%
N/R (not rated)	26.2%
Total	100%

JMT	Nuveen Mortgage Opportunity Term Fund 2 Performance Overview and Holding Summaries as of December 31, 2018

Refer to Glossary of Terms Used in this Report for further definition of terms used in this section.

Average Annual Total Returns as of December 31, 2018

	Average Annual
	1-Year	5-Year	Since Inception
JMT at Common Share NAV	1.45%	5.77%	8.13%
JMT at Common Share Price	1.73%	8.01%	7.96%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.52%	3.09%

Since inception returns are from 2/23/10. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Mortgage-Backed Securities	122.4%
Asset-Backed Securities	14.2%
Repurchase Agreements	3.7%
U.S. Government and Agency Obligations	2.2%
Other Assets Less Liabilities	0.1%
Net Assets Plus Borrowings	142.6%
Borrowings	(42.6)%
Net Assets	100%

Credit Quality

(% of total long-term investments)

U.S. Treasury/Agency	11.5%
AAA	3.8%
AA	1.5%
A	4.4%
BBB	20.7%
BB or Lower	32.1%
N/R (not rated)	26.0%
Total	100%

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Mortgage Opportunity Term Fund and

Nuveen Mortgage Opportunity Term Fund 2

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Mortgage Opportunity Term Fund and Nuveen Mortgage Opportunity Term Fund 2 (hereafter collectively referred to as the “Funds”) as of December 31, 2018, the related statements of operations and cash flows for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations and each of their cash flows for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Chicago, Illinois

February 28, 2019

We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

JLS	Nuveen Mortgage Opportunity Term Fund Portfolio of Investments December 31, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 136.7% (97.6% of Total Investments)

	MORTGAGE-BACKED SECURITIES – 122.5% (87.5% of Total Investments)

$3,200	280 Park Avenue Mortgage Trust, Series 2017-280P, 144A, (1-Month LIBOR reference rate + 2.119% spread), (3)	4.574%	9/15/34	BB–	$3,135,572
1,148	Angel Oak Mortgage Trust, Series 2016-1, 144A	3.500%	7/25/46	N/R	1,142,722
341	Angel Oak Mortgage Trust, Series 2016-1, 144A	3.644%	1/25/47	AA	340,276
925	Angel Oak Mortgage Trust, Series 2017-2, 144A	2.478%	7/25/47	AAA	911,039
1,335	Banc of America Alternative Loan Trust, Pass-Through Certificates, Series 2006-6	6.000%	7/25/46	N/R	1,156,270
3,125	Banc of America Merrill Lynch Large Loan Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-200P, 144A	3.596%	4/14/33	BB–	2,955,494
745	Banc of America Merrill Lynch Large Loan Inc., Commercial Mortgage Pass-Through Certificates, Series 2018-DSNYD, 144A, (1-Month LIBOR reference rate + 1.700% spread), (3)	4.155%	9/15/34	BBB–	743,072
739	Bayview Opportunity Master Fund Trust, 2017-RN8, 144A	3.352%	11/28/32	N/R	735,996
3,225	BB UBS Trust, Series 2012-SHOW, 144A	4.026%	11/05/36	Baa1	3,040,401
4,703	BCAP LLC Trust, Mortgage Pass-Through Certificates, Series 2007 AA1 2A1, (1-Month LIBOR reference rate + 0.180% spread), (3)	2.686%	3/25/37	Caa3	4,550,380
2,195	BENCHMARK 2018-B1 Mortgage Trust, 144A	2.750%	1/15/51	BBB–	1,638,925
2,826	Chaseflex Trust Series 2007-2, (1-Month LIBOR reference rate + 0.280% spread), (3)	2.786%	5/25/37	B3	2,704,325
730	Citigroup Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-GC29, 144A	3.110%	4/10/48	BBB–	625,237
981	Citigroup Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2017-CD3, 144A	3.250%	2/10/50	BBB–	787,130
557	Citigroup Mortgage Loan Inc., Mortgage Pass-Through Certificates, Series 2006- AR2	4.036%	3/25/36	Caa2	526,049
550	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2005-3	4.638%	8/25/35	D	496,575
1,795	Civic Mortgage LLC, 144A	3.892%	6/25/22	N/R	1,792,784
1,205	COLT 2018-3 Mortgage Loan Trust, Series OLT 2018-3, 144A	4.283%	10/26/48	BBB	1,201,234
315	Commercial Mortgage Pass-Through Certificates 2012-CR3, 144A	4.753%	10/15/45	A–	300,446
3,250	Commercial Mortgage Pass-Through Certificates Series CR5 A4, 144A	4.320%	12/10/45	Baa3	3,075,371
2,700	Commercial Mortgage Pass-Through Certificates, Series 2017-CR9, 144A	4.257%	7/10/45	BBB–	2,300,881
4,335	Core Industrial Trust, Series 2015-CALW, 144A	3.850%	2/10/34	B	4,236,883
1,087	Countrywide CHL Mortgage Pass-Through Trust 2006-HYB1	3.879%	3/20/36	Caa3	1,005,091
645	Countrywide CHL Mortgage Pass-Through Trust Series 2005-HY10	4.509%	2/20/36	N/R	596,604
502	Credit Suisse First Boston Mortgage Securities Corporation, Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-2	4.002%	5/25/36	N/R	466,154
3,910	CSAIL Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C1, 144A	3.796%	4/15/50	BBB–	3,475,812
4,700	CSAIL Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C3	3.356%	8/15/48	BBB–	3,777,175
1,565	CSMC 2018-RPL8 Trust, Series SMC 2018-RPL8, 144A	4.070%	7/25/58	N/R	1,562,681
2,093	Eagle RE 2018-1 Limited, Series EMIR 2018-1, 144A, (1-Month LIBOR reference rate + 1.700% spread), (3)	3.980%	11/25/28	N/R	2,090,099
1,153	Fannie Mae Connecticut Avenue Securities , Series 2014-C04, (1-Month LIBOR reference rate + 4.900% spread), (3)	7.406%	11/25/24	A2	1,287,092
2,561	Fannie Mae Connecticut Avenue Securities , Series 2016-C03, (1-Month LIBOR reference rate + 5.900% spread), (3)	8.406%	10/25/28	BB	2,886,522
5,400	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 2.200% spread), (3)	4.706%	8/25/30	B	5,253,907
4,165	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 2.550% spread), (3)	5.056%	12/25/30	B	4,110,966
1,650	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 3.000% spread), (3)	5.506%	10/25/29	B1	1,706,657
2,325	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 3.550% spread), (3)	6.056%	7/25/29	BB–	2,464,026

JLS	Nuveen Mortgage Opportunity Term Fund (continued)
Portfolio of Investments December 31, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$3,155	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 3.750% spread), (3)	6.256%	10/25/30	N/R	$2,985,414
3,741	Fannie Mae Connecticut Avenue Securities, Series 2013-C01, (1-Month LIBOR reference rate + 5.250% spread), (3)	7.756%	10/25/23	BBB	4,185,601
2,355	Fannie Mae Connecticut Avenue Securities, Series 2018-C06, (1-Month LIBOR reference rate + 2.000% spread), (3)	4.506%	3/25/31	B	2,262,509
1,826	Fannie Mae REMIC Pass-Through Certificates	0.000%	6/25/36	Aaa	1,556,403
2,050	Fannie Mae, Connecticut Ave Securities, Series 2015-C04, (1-Month LIBOR reference rate + 5.550% spread), (3)	8.056%	4/25/28	BB–	2,281,018
399	Fannie Mae, Connecticut Ave Securities, Series 2015-C04, (1-Month LIBOR reference rate + 5.700% spread), (3)	8.206%	4/25/28	BB–	450,296
1,228	Fannie Mae, Connecticut Avenue Securities, Series 2015-C01, (1-Month LIBOR reference rate + 4.300% spread), (3)	6.806%	2/25/25	BB	1,326,090
1,497	Fannie Mae, Connecticut Avenue Securities, Series 2015-C01, (1-Month LIBOR reference rate + 4.550% spread), (3)	7.056%	2/25/25	BBB	1,596,999
2,192	Fannie Mae, Connecticut Avenue Securities, Series 2015-C03, (1-Month LIBOR reference rate + 5.000% spread), (3)	7.506%	7/25/25	B	2,419,619
2,372	Fannie Mae, Connecticut Avenue Securities, Series 2015-C03, (1-Month LIBOR reference rate + 5.000% spread), (3)	7.506%	7/25/25	BB+	2,590,047
3,425	Fannie Mae, Connecticut Avenue Securities, Series 2016-C04, (1-Month LIBOR reference rate + 4.250% spread), (3)	6.756%	1/25/29	Baa3	3,792,454
4,148	Fannie Mae, Connecticut Avenue Securities, Series 2016-C05, (1-Month LIBOR reference rate + 4.450% spread), (3)	6.956%	1/25/29	BB–	4,525,982
3,800	Fannie Mae, Connecticut Avenue Securities, Series 2016-C06, (1-Month LIBOR reference rate + 4.250% spread), (3)	6.756%	4/25/29	BB–	4,175,144
1,672	Fannie Mae, Connecticut Avenue Securities, Series 2016-C07, (1-Month LIBOR reference rate + 9.500% spread), (3)	12.006%	5/25/29	N/R	2,081,957
1,645	Fannie Mae, Connecticut Avenue Securities, Series 2017-C04, (1-Month LIBOR reference rate + 2.850% spread), (3)	5.356%	11/25/29	B	1,682,910
5,114	Fannie Mae, Connecticut Avenue Securities, Series 2017-C04, (1-Month LIBOR reference rate + 5.050% spread), (3)	7.556%	11/25/29	N/R	5,569,910
3,380	Fannie Mae, Connecticut Avenue Securities, Series 2017-C05, (1-Month LIBOR reference rate + 2.200% spread), (3)	4.706%	1/25/30	B1	3,386,560
3,600	Fannie Mae, Connecticut Avenue Securities, Series 2017-C06, (1-Month LIBOR reference rate + 3.650% spread), (3)	6.156%	9/25/29	B	3,822,005
4,265	Fannie Mae, Connecticut Avenue Securities, Series 2017-C06, (1-Month LIBOR reference rate + 4.150% spread), (3)	6.656%	2/25/30	N/R	4,379,972
3,400	Fannie Mae, Connecticut Avenue Securities, Series 2017-C06, (1-Month LIBOR reference rate + 4.450% spread), (3)	6.956%	2/25/30	N/R	3,490,559
2,035	Fannie Mae, Connecticut Avenue Securities, Series 2017-C06, (1-Month LIBOR reference rate + 4.450% spread), (3)	6.956%	5/25/30	N/R	2,048,668
1,815	Fannie Mae, Connecticut Avenue Securities, Series 2017-C07, (1-Month LIBOR reference rate + 2.500% spread), (3)	5.006%	5/25/30	B	1,810,911
4,414	Fannie Mae, Connecticut Avenue Securities, Series 2017-C07, (1-Month LIBOR reference rate + 4.000% spread), (3)	6.506%	5/25/30	N/R	4,426,039
5,700	Fannie Mae, Connecticut Avenue Securities, Series 2018-C01, (1-Month LIBOR reference rate + 2.250% spread), (3)	4.756%	7/25/30	B	5,565,915
2,121	First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through Certificates Series 2006-FA3	6.000%	7/25/36	Ca	1,683,532
1,321	First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through Certificates Series 2006-FA3	6.000%	7/25/36	Ca	1,048,859
1,562	First Horizon Alternative Mortgage Securities Trust, Pass-Through Certificates Series 2005-A7	4.092%	9/25/35	N/R	1,488,623
17,710	Freddie Mac Collateralized Mortgage REMIC Series 4338, (I/O)	2.490%	6/25/42	Aaa	2,016,168
4,045	Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series K720, 144A	3.390%	7/25/22	Baa3	4,018,279
3,250	Freddie Mac Multifamily Aggregation Period Risk Transfer Trust, Series 2017-KT01, 144A	4.566%	2/25/20	Aaa	3,208,684
1,531	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2013-K31, 144A	3.630%	7/25/46	Baa1	1,500,874
3,160	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2015-K44, 144A	3.683%	1/25/48	BBB–	3,014,980
1,288	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2016-K54, 144A	4.051%	4/25/48	BBB–	1,240,874
1,299	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2016-K56, 144A	3.939%	6/25/49	BBB–	1,237,312

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$1,400	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2016-K722, 144A	3.836%	7/25/49	BBB–	$1,406,790
1,305	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2017-K68, 144A	3.844%	10/25/49	Baa2	1,194,978
980	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2017-K724, 144A	3.487%	11/25/23	BBB	971,857
1,740	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2017-K725, 144A	3.880%	2/25/50	BBB	1,699,424
1,095	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2017-K728, 144A	3.726%	10/25/49	BBB	1,021,872
905	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2017-K728, 144A	3.647%	11/25/50	BBB–	864,632
1,743	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2017-KF30, 144A, (1-Month LIBOR reference rate + 3.250% spread), (3)	5.597%	3/25/27	N/R	1,783,751
1,390	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2017-KF33, 144A	3.992%	12/25/50	BBB–	1,278,121
1,173	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2017-KF33, 144A, (1-Month LIBOR reference rate + 2.550% spread), (3)	4.897%	6/25/27	N/R	1,199,272
2,132	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2017-KF40, 144A, (1-Month LIBOR reference rate + 2.700% spread), (3)	5.047%	11/25/27	N/R	2,184,519
4,406	Freddie Mac Multifamily Structured Pass-Through Certificates FHMS K068, (I/O)	2.059%	10/25/44	Aaa	628,117
6,745	Freddie Mac Multifamily Structured Pass-Through Certificates FHMS K068, (I/O)	1.996%	10/25/44	Aaa	938,070
17,405	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K025, (I/O)	1.751%	11/25/40	Aaa	1,080,114
22,841	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K031, (I/O)	1.662%	7/25/41	Aaa	1,481,238
16,460	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K034, (I/O)	1.724%	9/25/41	Aaa	1,166,194
13,300	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K037, (I/O)	2.206%	1/25/42	Aaa	1,308,314
19,158	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K049, (I/O)	1.550%	10/25/43	Aaa	1,650,732
4,220	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K061, (I/O)	2.132%	5/25/27	Aaa	598,680
6,516	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K065, (I/O)	2.182%	7/25/45	Aaa	961,163
31,850	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K714, (I/O)	1.793%	1/25/42	Aaa	1,027,031
5,320	Freddie Mac Multifamily Structured Pass-Through Certificates, SeriesHMS K080, (I/O)	2.266%	8/25/45	Aaa	899,269
1,630	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K013, (I/O)	2.814%	1/25/43	Aaa	89,703
13,450	Freddie Mac Multifamily Structures Pass-Through Certificates, Series 2011-K012, (I/O)	2.252%	1/25/41	Aaa	583,536
775	Freddie Mac MultiFamily Trust, Structured Pass-Through Certificates, Series 2014-K37, 144A	4.559%	1/25/47	A+	770,758
1,380	Freddie Mac Stacr Trust 2018-HQA2, Series STACR 2018-HQA2, 144A, (1-Month LIBOR reference rate + 2.300% spread), (3)	4.806%	10/25/48	B+	1,331,102
3,800	Freddie Mac Structured Agency Credit Risk Debt Notes, (1-Month LIBOR reference rate + 2.650% spread), (3)	5.156%	12/25/29	B	3,847,316
4,900	Freddie Mac Structured Agency Credit Risk Debt Notes, (1-Month LIBOR reference rate + 3.900% spread), (3)	6.406%	4/25/29	B+	5,366,598
3,910	Freddie Mac Structured Agency Credit Risk Debt Notes, (1-Month LIBOR reference rate + 4.350% spread), (3)	6.856%	9/25/30	N/R	3,869,415
4,600	Freddie Mac Structured Agency Credit Risk Debt Notes, Series STACR 2018-DNA1, (1-Month LIBOR reference rate + 3.150% spread), (3)	5.656%	7/25/30	N/R	4,259,971
5,800	Freddie Mac Structured Agency Credit Risk Debt Notes, Series STACR 2018-HQA1, (1-Month LIBOR reference rate + 2.300% spread), (3)	4.806%	9/25/30	B	5,658,325
15,800	Freddie Mac Structured Pass-Through Certificates, Series K711 X3, (I/O)	1.677%	8/25/40	Aaa	151,084
4,362	FREMF 2016-K504 Mortgage Trust, 144A	3.030%	9/25/20	N/R	4,332,765
895	FREMF 2018-K730 Mortgage Trust, 144A	3.799%	2/25/50	BBB	863,321

JLS	Nuveen Mortgage Opportunity Term Fund (continued)
Portfolio of Investments December 31, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$1,115	FREMF 2018-K731 Mortgage Trust, 144A	3.910%	2/25/25	BBB	$1,106,731
2,266	FREMF 2018-K732 Mortgage Trust, 144A	4.055%	5/25/25	Baa3	2,204,312
1,160	FREMF 2018-K733 Mortgage Trust, 144A	4.079%	9/25/25	Baa1	1,157,883
1,868	GCAT 2018-1 LLC, 144A	3.844%	6/25/48	N/R	1,853,967
2,355	General Electric Co, Series GSMS 2018-3PCK, 144A, (1-Month LIBOR reference rate + 2.250% spread), (3)	4.705%	9/15/31	AA–	2,353,707
1,760	Ginnie Mae Mortgage Pool	3.000%	11/20/41	Aaa	1,656,957
1,535	Ginnie Mae Mortgage Pool	2.500%	9/20/42	Aaa	1,370,148
1,650	Ginnie Mae Mortgage Pool	3.500%	8/16/43	Aaa	1,644,093
2,557	Ginnie Mae Mortgage Pool	3.500%	8/20/44	Aaa	2,522,231
2,542	Ginnie Mae Mortgage Pool	3.000%	9/20/44	Aaa	2,401,824
783	Ginnie Mae Mortgage Pool	3.000%	3/20/44	Aaa	729,612
450	Ginnie Mae Mortgage Pool	3.000%	2/16/40	Aaa	426,115
301	Ginnie Mae Mortgage Pool	3.000%	1/20/40	Aaa	285,750
9,575	Ginnie Mae Mortgage Pool, (I/O)	3.000%	12/16/27	Aaa	843,099
1,824	GMAC Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2005-AR5	3.236%	9/19/35	C	1,339,165
2,095	GMACM Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2005-AF2	6.000%	12/25/35	N/R	1,839,602
1,582	GMACM Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2006-AR1	3.832%	4/19/36	N/R	1,397,788
2,871	Goldman Sachs GSAA Home Equity Trust, Series 2007-8, (1-Month LIBOR reference rate + 0.450% spread), (3)	2.956%	8/25/37	B1	2,679,874
1,275	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2017-500K, 144A, (1-Month LIBOR reference rate + 1.800% spread), (3)	4.255%	7/15/32	N/R	1,255,284
182	Goldman Sachs Mortgage Securities Corporation, GSR Mortgage Loan Trust, Mortgage Pass-Through Certificates Series 2007-AR1	4.152%	3/25/47	D	163,070
2,370	Goldman Sachs Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2017-GS5, 144A	3.509%	3/10/50	BBB–	1,977,610
2,625	Goldman Sachs Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2017-GS6, 144A	3.243%	5/10/50	BBB–	2,111,247
1,710	Goldman Sachs Mortgage Securities Trust, Series 2014-GC18	4.996%	1/10/47	A3	1,747,348
719	Government National Mortgage Association Pool, (I/O)	4.500%	10/20/39	Aaa	85,730
1,745	GSR Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2007-AR2	3.841%	5/25/37	D	1,516,979
1,570	Home Re 2018-1 Ltd, Series HMIR 2018-1, 144A, (1-Month LIBOR reference rate + 1.600% spread), (3)	4.106%	10/25/28	N/R	1,571,913
1,192	IndyMac INDA Mortgage Loan Trust, Series 2007-AR3	3.601%	7/25/37	N/R	1,084,451
2,135	IndyMac INDX Mortgage Loan Trust, Series 07-AR5	3.595%	5/25/37	Ca	1,961,413
2,702	IndyMac INDX Mortgage Loan Trust, Series 2005-AR11	3.909%	8/25/35	Caa3	2,398,239
522	IndyMac INDX Mortgage Loan Trust, Series 2006-AR11	3.875%	6/25/36	N/R	482,373
1,045	JPMBD Commercial Mortgage Securities Trust, Series 2016-C4, 144A	3.093%	12/15/49	BBB–	850,231
593	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-S4 A5	6.000%	1/25/37	Caa3	435,418
1,705	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2011-C5, 144A	5.406%	8/15/46	Baa3	1,696,332
1,653	JPMorgan Mortgage Acquisition Trust, Series 2006-A6	4.262%	10/25/36	N/R	1,515,691
769	JPMorgan Mortgage Trust, Mortgage Pass-Through Certificates, Series 2006-A4	4.884%	6/25/36	N/R	730,485
1,903	LSTAR Securities Investment Ltd 2018-1, 144A, (1-Month LIBOR reference rate + 1.550% spread), (3)	3.899%	2/01/23	N/R	1,900,942
1,170	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2017-6, 144A, (1-Month LIBOR reference rate + 1.750% spread), (3)	4.099%	9/01/22	N/R	1,169,958
1,138	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2017-7, 144A, (1-Month LIBOR reference rate + 1.750% spread), (3)	4.099%	10/01/22	N/R	1,143,519
984	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2017-8, 144A, (1-Month LIBOR reference rate + 1.650% spread), (3)	3.999%	11/01/22	N/R	984,127

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$1,585	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-2, (H15T1Y reference rate + 2.400% spread), (3)	5.090%	8/25/36	Caa2	$1,537,926
2,244	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-3	4.003%	6/25/37	N/R	1,802,131
3,715	MFRA Trust, Series 2017-NPL1, 144A	3.352%	11/25/47	N/R	3,700,733
1,017	Millity Mortgage Loan Trust 2018-1, Series MCMLT 2018-1, 144A	3.250%	5/25/62	AAA	1,006,348
2,297	Millity Mortgage Loan Trust 2018-3, Series MCMLT 2018-3, 144A	3.500%	8/25/58	Aaa	2,277,469
905	Morgan Stanley Capital I Trust 2017-CLS, 144A, (1-Month LIBOR reference rate + 1.950% spread), (3)	4.405%	11/15/34	Ba3	890,479
2,045	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates 2006-TOP21, 144A	5.241%	10/12/52	C	247,132
1,525	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates 2006-TOP21, 144A	5.241%	10/12/52	C	142,709
1,510	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-BNK2, 144A	3.000%	11/15/49	BBB–	1,222,752
5,205	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2017-CLS, 144A, (1-Month LIBOR reference rate + 2.600% spread), (3)	5.055%	11/15/34	B3	5,117,075
5,030	Morgan Stanley Mortgage Capital Holdings LLC, Series 2017-237P, 144A	3.865%	9/13/39	BB–	4,528,789
1,577	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-3AR	3.932%	3/25/36	Caa3	1,333,614
346	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-15AR	3.682%	11/25/37	CCC	291,740
153	Mortgage IT Trust 2005-3, (1-Month LIBOR reference rate + 0.600% spread), (3)	3.106%	8/25/35	A+	148,717
2,302	New Residential Mortgage Loan Trust 2018-4, Series NRZT 2018-4A, 144A, (1-Month LIBOR reference rate + 0.900% spread), (3)	3.406%	1/25/48	Aaa	2,289,956
444	New Residential Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2016-3A, 144A	3.250%	9/25/56	Aaa	437,753
995	Oak Hill Advisors Residential Loan Trust , Series 2017-NPL1, 144A	3.000%	6/25/57	N/R	974,725
1,554	Opteum Mortgage Acceptance Corporation, Asset-Backed Pass-Through Certificates, Series 2006-1, (1-Month LIBOR reference rate + 0.300% spread), (3)	2.806%	4/25/36	Caa1	1,461,958
2,005	Pretium Mortgage Credit Partners I 2018-NPL4 LLC, Series PRET 2018-NPL4, 144A	4.826%	9/25/58	N/R	2,008,618
2,209	PRPM 2018-2 LLC, Series PRPM 2018-2A, 144A	4.000%	8/25/23	N/R	2,198,669
3,528	PRPM 2018-3 LLC, Series PRPM 2018-3A, 144A	4.483%	10/25/23	N/R	3,545,078
3,241	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QA10 A31	4.744%	9/25/35	N/R	2,794,937
1,971	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS1	5.750%	1/25/36	Caa3	1,870,886
2,658	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QS2	6.250%	1/25/37	Caa3	2,412,519
881	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QA6	4.406%	5/25/35	N/R	668,424
731	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QA1	4.753%	1/25/36	Caa3	650,309
6,917	Residential Asset Mortgage Products, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-NC2, (1-Month LIBOR reference rate + 0.290% spread), (3)	2.796%	2/25/36	Aaa	6,859,666
1,278	Residential Funding Mortgage Securities I Inc., Mortgage Pass-Through Certificates Series 2007-SA3	5.019%	7/27/37	N/R	1,123,399
791	Residential Funding Mortgage Securities I Inc., Mortgage Pass-Through Certificates, Series 2006-SA3	5.245%	9/25/36	N/R	622,416
1,404	Residential Funding Mortgage Securities I, Mortgage Pass-Through Certificates, Series 2007-SA2	4.411%	4/25/37	N/R	1,329,672
756	Residential Funding Mortgage Securities Inc. Mortgage Pass-Through Certificates Series 2006-SA2	4.959%	8/25/36	N/R	702,501
2,621	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1	3.875%	2/20/47	N/R	2,414,445
230	STACR Trust 2018-HRP1, 144A, (1-Month LIBOR reference rate + 3.750% spread), (3)	6.256%	4/25/43	N/R	231,142
3,088	STACR Trust 2018-HRP1, Series STACR 2018-HRP1, 144A, (1-Month LIBOR reference rate + 1.650% spread), (3)	4.156%	4/25/43	BB–	3,091,859

JLS	Nuveen Mortgage Opportunity Term Fund (continued)
Portfolio of Investments December 31, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$1,570	STACR Trust 2018-HRP2, 144A, (1-Month LIBOR reference rate + 1.250% spread), (3)	3.756%	2/25/47	A	$1,570,483
4,889	Structured Adjustable Rate Mortgage Loan Pass-Through Trust, Series 2007-6 2A1, (1-Month LIBOR reference rate + 0.190% spread), (3)	2.696%	7/25/37	B2	4,666,826
3,443	Structured Agency Credit Risk Debt Notes, 2013-DN2, (1-Month LIBOR reference rate + 4.250% spread), (3)	6.756%	11/25/23	BB	3,749,558
498	Structured Agency Credit Risk Notes, Series 2015-HQA1, (1-Month LIBOR reference rate + 8.800% spread), (3)	11.306%	3/25/28	N/R	573,600
2,254	Structured Agency Credit Risk Notes, Series 2015-HQA2, (1-Month LIBOR reference rate + 10.500% spread), (3)	13.006%	5/25/28	N/R	2,830,475
976	Structured Agency Credit Risk Notes, Series 2016-DNA1, (1-Month LIBOR reference rate + 2.900% spread), (3)	5.406%	7/25/28	AA	992,824
4,340	Structured Agency Credit Risk Notes, Series 2016-DNA1, (1-Month LIBOR reference rate + 5.550% spread), (3)	8.056%	7/25/28	BBB–	5,135,416
249	Structured Agency Credit Risk Notes, Series 2016-DNA2, (1-Month LIBOR reference rate + 10.500% spread), (3)	13.006%	10/25/28	N/R	324,938
1,550	Structured Agency Credit Risk Notes, Series 2016-DNA4, (1-Month LIBOR reference rate + 3.800% spread), (3)	6.306%	3/25/29	BB–	1,671,826
4,275	Structured Agency Credit Risk Notes, Series 2016-HQA2, (1-Month LIBOR reference rate + 5.150% spread), (3)	7.656%	11/25/28	Baa3	4,940,879
3,825	Structured Agency Credit Risk Notes, Series 2016-HQA3, (1-Month LIBOR reference rate + 1.350% spread), (3)	3.856%	3/25/29	BBB+	3,844,094
2,325	Structured Agency Credit Risk Notes, Series 2016-HQA3, (1-Month LIBOR reference rate + 3.850% spread), (3)	6.356%	3/25/29	BB–	2,540,869
2,495	Structured Agency Credit Risk Notes, Series 2016-HQA3, (1-Month LIBOR reference rate + 9.000% spread), (3)	11.506%	3/25/29	N/R	2,825,190
1,784	Structured Agency Credit Risk Notes, Series 2016-HQA4, (1-Month LIBOR reference rate + 8.750% spread), (3)	11.256%	4/25/29	N/R	1,978,923
1,647	Structured Agency Credit Risk Notes, Series 2017-DNA2, (1-Month LIBOR reference rate + 11.250% spread), (3)	13.756%	10/25/29	N/R	1,837,312
1,000	Structured Agency Credit Risk Notes, Series 2017-DNA2, (1-Month LIBOR reference rate + 3.450% spread), (3)	5.956%	10/25/29	BB–	1,058,193
2,925	Structured Agency Credit Risk Notes, Series 2017-DNA3, (1-Month LIBOR reference rate + 2.500% spread), (3)	5.006%	3/25/30	B+	2,925,007
3,550	Structured Agency Credit Risk Notes, Series 2017-HQA1, (1-Month LIBOR reference rate + 3.550% spread), (3)	6.056%	8/25/29	B1	3,755,431
5,450	Structured Agency Credit Risk Notes, Series 2017-HQA1, (1-Month LIBOR reference rate + 5.000% spread), (3)	7.506%	8/25/29	N/R	5,889,078
748	Structured Agency Credit Risk Notes, Series 2017-HQA3, (1-Month LIBOR reference rate + 12.750% spread), (3)	15.256%	8/25/29	N/R	813,649
5,875	Structured Agency Credit Risk Notes, Series 2017-HQA3, (1-Month LIBOR reference rate + 2.350% spread), (3)	4.856%	4/25/30	B1	5,831,182
1,910	Structured Agency Credit Risk Notes, Series 2017-HQA3, (1-Month LIBOR reference rate + 4.450% spread), (3)	6.956%	4/25/30	N/R	1,997,411
2,169	Structured Agency Credit Risk Notes, Series 2017-HQA3, (1-Month LIBOR reference rate + 4.750% spread), (3)	7.256%	10/25/24	A	2,377,701
925	Structured Agency Credit Risk Notes, Series 2017-HRP1, (1-Month LIBOR reference rate + 2.500% spread), (3)	5.006%	12/25/42	N/R	836,813
827	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-4	4.305%	10/25/37	CCC	770,863
1,320	TMSQ Mortgage Trust, Series 2014-1500, 144A	3.835%	10/10/36	Baa1	1,299,574
950	Towd Point Mortgage Trust 2018-5, Series TPMT 2018-5, 144A	3.250%	7/25/58	AAA	932,272
2,206	Vericrest Opportunity Loan Transferee, 144A	3.250%	6/25/47	N/R	2,195,690
3,470	Vericrest Opportunity Loan Transferee, Series 2017-NP11, 144A	4.625%	10/25/47	N/R	3,421,962
4,990	Vericrest Opportunity Loan Transferee, Series 2017-NPL7, 144A	5.375%	6/25/47	N/R	4,983,248
628	Vericrest Opportunity Loan Transferee, Series 2017-NPL9, 144A	3.125%	9/25/47	N/R	622,497
2,250	VNO Mortgage Trust, Series 2012-6AVE, 144A	3.337%	11/15/30	A–	2,231,419
3,749	VOLT LXXII LLC, Series VOLT 2018-NPL8, 144A	4.213%	10/26/48	N/R	3,741,249
3,385	VOLT LXXIII LLC, Series VOLT 2018-NPL9, 144A	4.458%	10/25/48	N/R	3,385,861
2,868	VOLT LXXIV LLC, Series VOLT 2018-NP10, 144A	4.581%	11/25/48	N/R	2,875,025
3,344	Wachovia Commercial Mortgage Trust, Pass-Through Certificates, Series 2005-C21, 144A	5.226%	10/15/44	Ca	784,665
968	Washington Mutual Mortgage Pass-Through Certificates Trust 2006-AR14	3.667%	11/25/36	D	908,870

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$1,541	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR	3.030%	1/25/37	N/R	$1,402,086
3,430	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR17, (12MTA reference rate + 0.820% spread), (3)	2.873%	12/25/46	Caa2	3,154,111
1,372	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2006-5	6.000%	7/25/36	N/R	1,109,919
1,640	Washington Mutual Mortgage Securities Corporation. Mortgage Pass-Through Certificates, Series 2006-AR7, (12MTA reference rate + 0.980% spread), (3)	3.137%	7/25/46	Caa3	1,565,541
2,350	Wells Fargo Commercial Mortgage Trust 2017-C39	4.118%	9/15/50	A–	2,258,179
2,335	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-LC22	4.543%	9/15/58	BBB–	2,118,044
4,850	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-NXS1	4.100%	5/15/48	BBB–	4,265,082
735	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-BNK1, 144A	3.000%	8/15/49	BBB–	598,959
2,430	Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2014-C20, 144A	3.986%	5/15/47	N/R	1,921,134
1,720	WFRBS Commercial Mortgage Trust 2012-C8, Series WFRBS 2012-C8 E, 144A	4.893%	8/15/45	Baa3	1,679,923
$653,366	Total Mortgage-Backed Securities (cost $458,699,168)				448,144,662

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED SECURITIES – 14.2% (10.1% of Total Investments)

$2,413	AASET 2018-2 US Ltd, Series AASET 2018-2A A, 144A	4.454%	11/18/38	A	$2,436,787
1,550	Alm Loan Funding Trust, Series 2013-7RA, 144A, (3-Month LIBOR reference rate + 4.040% spread), (3)	6.476%	10/15/28	Baa3	1,549,941
2,620	Atlas Senior Loan Fund IX Ltd, 144A, (3-Month LIBOR reference rate + 2.550% spread), (3)	5.019%	4/20/28	BBB–	2,437,043
1,302	Avant Loans Funding Trust, Series 2017-B, 144A	3.380%	4/15/21	N/R	1,300,199
1,360	Avery Point CLO Limited, Series 2014-5A, 144A, (3-Month LIBOR reference rate + 3.100% spread), (3)	5.549%	7/17/26	Baa3	1,330,935
2,305	Bowman Park CLO Limited, Series 2014-1A, 144A, (3-Month LIBOR reference rate + 3.350% spread), (3)	6.027%	11/23/25	BBB–	2,255,078
1,150	Carlyle Global Market Strategies CLO 2014-3R Ltd, 144A, (3-Month LIBOR reference rate + 2.950% spread), (3)	5.459%	7/27/31	BBB–	1,063,833
3,762	Domino’s Pizza Master Issuer LLC, Series DPABS 2017-1A A2II, 144A	3.082%	7/25/47	BBB+	3,665,682
3,825	Drive Auto Receivables Trust 2017-3, Series DRIVE 2017-3 D, 144A	3.530%	12/15/23	Aa2	3,828,138
1,000	Galaxy XVIII CLO Ltd, Series GALXY 2018-28A, 144A, (3-Month LIBOR reference rate + 1.100% spread), (3)	3.439%	7/15/31	AAA	978,889
2,500	Octagon Investment Partners XVII Ltd, 144A, (3-Month LIBOR reference rate + 2.500% spread), (3)	4.990%	1/25/31	BBB–	2,294,485
970	Octagon Investment Partners, Series 2014-1A, 144A, (3-Month LIBOR reference rate + 3.500% spread), (3)	5.936%	4/15/26	A3	962,247
3,390	OneMainirect Auto Receivables Trust 2018-1, Series ODART 2018-1A, 144A	3.850%	10/14/25	A	3,440,466
4,041	Prestige Auto Receivables Trust, Series 2016-2A, 144A	3.910%	11/15/22	BBB+	4,058,839
774	Prosper Marketplace Issuance Trust, Series 2017-2A, 144A	3.480%	9/15/23	BBB–	772,746
780	Seneca Park CLO Limited, Asset-Backed Securities, Series 2014-1A, 144A, (3-Month LIBOR reference rate + 3.500% spread), (3)	5.949%	7/17/26	Baa3	776,946
5,500	Sofi Consumer Loan Program Trust, Series 2016-3, 144A	4.490%	12/26/25	N/R	5,608,366
390	Sonic Capital LLC, 144A	4.026%	2/20/48	BBB	384,866
1,550	United Auto Credit Securitization Trust, Series 2017-1, 144A	5.090%	3/10/23	BBB–	1,564,902
823	Vantage Data Centers Issuer LLC, 144A	4.072%	2/16/43	A–	824,369
2,205	VoyaLO 2013-3 Ltd, Series INGIM 2013-3ARR, 144A, (3-Month LIBOR reference rate + 2.250% spread), (3)	4.719%	10/18/31	A	2,102,322
2,600	Westlake Auto Receivables Trust, Series 2015-3A, 144A	5.890%	7/15/22	BB	2,604,025
2,000	Westlake Auto Receivables Trust, Series 2017-1A, 144A	5.050%	8/15/24	BBB–	2,024,157
3,595	Westlake Auto Receivables Trust, Series 2017-2A, 144A	3.280%	12/15/22	BBB	3,549,577
$52,405	Total Asset-Backed Securities (cost $52,559,712)				51,814,838
	Total Long-Term Investments (cost $511,258,880)				499,959,500

JLS	Nuveen Mortgage Opportunity Term Fund (continued)
Portfolio of Investments December 31, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 3.4% (2.4% of Total Investments)

	REPURCHASE AGREEMENTS – 3.4% (2.4% of Total Investments)

$12,448	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/18, repurchase price $12,449,082, collateralized by $11,925,000 U.S. Treasury Bonds, 3.375%, due 5/15/44, value $12,700,626	1.200%	1/02/19	$12,448,252
$12,448	Total Short-Term Investments (cost $12,448,252)			12,448,252
	Total Investments (cost $523,707,132) – 140.1%			512,407,752
	Borrowings – (40.3)% (4), (5)			(147,200,000)
	Other Assets Less Liabilities – 0.2% (6)			602,529
	Net Assets Applicable to Common Shares – 100%			$365,810,281

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ Payable)
U.S. Treasury 10-Year Note	Short	(109)	3/19	$(12,985,052)	$(13,299,703)	$(314,651)	$(42,578)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(4)	Borrowings as a percentage of Total Investments is 28.7%.

(5)

The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(6)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

H15T1Y	U.S. Treasury Yield Curve Rate T Note Constant Maturity 1-Year.

I/O	Interest only security.

LIBOR	London Inter-Bank Offered Rate

12MTA	Federal Reserve U.S. 12-Month Cumulative Treasury Average 1-Year CMT.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

JMT	Nuveen Mortgage Opportunity Term Fund 2 Portfolio of Investments December 31, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 136.6% (95.9% of Total Investments)

	MORTGAGE-BACKED SECURITIES – 122.4% (85.9% of Total Investments)

$925	280 Park Avenue Mortgage Trust, Series 2017-280P, 144A, (1-Month LIBOR reference rate + 2.119% spread), (3)	4.574%	9/15/34	BB–	$906,376
339	Angel Oak Mortgage Trust, Series 2016-1, 144A	3.500%	7/25/46	N/R	337,592
102	Angel Oak Mortgage Trust, Series 2016-1, 144A	3.644%	1/25/47	AA	101,338
274	Angel Oak Mortgage Trust, Series 2017-2, 144A	2.478%	7/25/47	AAA	270,223
406	Banc of America Alternative Loan Trust, Pass-Through Certificates, Series 2006-6	6.000%	7/25/46	N/R	351,908
925	Banc of America Merrill Lynch Large Loan Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-200P, 144A	3.596%	4/14/33	BB–	874,826
220	Banc of America Merrill Lynch Large Loan Inc., Commercial Mortgage Pass-Through Certificates, Series 2018-DSNYD, 144A, (1-Month LIBOR reference rate + 1.700% spread), (3)	4.155%	9/15/34	BBB–	219,431
510	BANK 2018-BNK15, Series BANK 2018-BN15 C	4.647%	11/15/61	A–	511,541
217	Bayview Opportunity Master Fund Trust, 2017-RN8, 144A	3.352%	11/28/32	N/R	215,940
975	BB UBS Trust, Series 2012-SHOW, 144A	4.026%	11/5/36	Baa1	919,191
1,448	BCAP LLC Trust, Mortgage Pass-Through Certificates, Series 2007 AA1 2A1, (1-Month LIBOR reference rate + 0.180% spread), (3)	2.686%	3/25/37	Caa3	1,401,198
675	BENCHMARK 2018-B1 Mortgage Trust, 144A	2.750%	1/15/51	BBB–	503,997
876	Chaseflex Trust Series 2007-2, (1-Month LIBOR reference rate + 0.280% spread), (3)	2.786%	5/25/37	B3	838,034
210	Citigroup Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-GC29, 144A	3.110%	4/10/48	BBB–	179,863
290	Citigroup Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2017-CD3, 144A	3.250%	2/10/50	BBB–	232,968
73	Citigroup Mortgage Loan Inc., Mortgage Pass-Through Certificates, Series 2006- AR2	4.036%	3/25/36	Caa2	69,217
85	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2005-3	4.638%	8/25/35	D	76,717
532	Civic Mortgage LLC, 144A	3.892%	6/25/22	N/R	531,437
355	COLT 2018-3 Mortgage Loan Trust, SeriesOLT 2018-3, 144A	4.283%	10/26/48	BBB	353,891
190	Commercial Mortgage Pass-Through Certificates 2012-CR3, 144A	4.753%	10/15/45	A–	181,221
970	Commercial Mortgage Pass-Through Certificates Series CR5 A4, 144A	4.320%	12/10/45	Baa3	917,880
950	Commercial Mortgage Pass-Through Certificates, Series 2017-CR9, 144A	4.257%	7/10/45	BBB–	809,569
1,310	Core Industrial Trust, Series 2015-CALW, 144A	3.850%	2/10/34	B	1,280,350
900	Countrywide CHL Mortgage Pass-Through Trust 2006-HYB1	3.879%	3/20/36	Caa3	832,074
575	Countrywide Home Loans, Mortgage Pass-Through Trust Series 2007-HY04	4.058%	9/25/47	N/R	533,387
152	Credit Suisse First Boston Mortgage Securities Corporation, Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-2	4.002%	5/25/36	N/R	140,887
1,150	CSAIL Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C1, 144A	3.796%	4/15/50	BBB–	1,022,298
1,400	CSAIL Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C3	3.356%	8/15/48	BBB–	1,125,116
468	CSMC 2018-RPL8 Trust, SeriesSMC 2018-RPL8, 144A	4.070%	7/25/58	N/R	467,053
623	Eagle RE 2018-1 Ltd, Series EMIR 2018-1, 144A, (1-Month LIBOR reference rate + 1.700% spread), (3)	3.980%	11/25/28	N/R	622,137
329	Fannie Mae Connecticut Avenue Securities , Series 2014-C04, (1-Month LIBOR reference rate + 4.900% spread), (3)	7.406%	11/25/24	A2	367,741
1,281	Fannie Mae Connecticut Avenue Securities , Series 2016-C03, (1-Month LIBOR reference rate + 5.900% spread), (3)	8.406%	10/25/28	BB	1,443,261
1,644	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 2.200% spread), (3)	4.706%	8/25/30	B	1,599,523
1,235	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 2.550% spread), (3)	5.056%	12/25/30	B	1,218,978
500	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 3.000% spread), (3)	5.506%	10/25/29	B1	517,169

JMT	Nuveen Mortgage Opportunity Term Fund 2 (continued)
Portfolio of Investments December 31, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$675	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 3.550% spread), (3)	6.056%	7/25/29	BB–	$715,362
930	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 3.750% spread), (3)	6.256%	10/25/30	N/R	880,011
816	Fannie Mae Connecticut Avenue Securities, Series 2013-C01, (1-Month LIBOR reference rate + 5.250% spread), (3)	7.756%	10/25/23	BBB	913,524
690	Fannie Mae Connecticut Avenue Securities, Series 2018-C06, (1-Month LIBOR reference rate + 2.200% spread), (3)	4.506%	3/25/31	B	662,901
539	Fannie Mae REMIC Pass-Through Certificates	0.000%	6/25/36	Aaa	459,759
601	Fannie Mae, Connecticut Ave Securities, Series 2015-C04, (1-Month LIBOR reference rate + 5.550% spread), (3)	8.056%	4/25/28	BB–	668,716
399	Fannie Mae, Connecticut Ave Securities, Series 2015-C04, (1-Month LIBOR reference rate + 5.700% spread), (3)	8.206%	4/25/28	BB–	450,296
378	Fannie Mae, Connecticut Avenue Securities, Series 2015-C01, (1-Month LIBOR reference rate + 4.300% spread), (3)	6.806%	2/25/25	BB	408,028
438	Fannie Mae, Connecticut Avenue Securities, Series 2015-C01, (1-Month LIBOR reference rate + 4.550% spread), (3)	7.056%	2/25/25	BBB	467,414
564	Fannie Mae, Connecticut Avenue Securities, Series 2015-C03, (1-Month LIBOR reference rate + 5.000% spread), (3)	7.506%	7/25/25	B	622,638
708	Fannie Mae, Connecticut Avenue Securities, Series 2015-C03, (1-Month LIBOR reference rate + 5.000% spread), (3)	7.506%	7/25/25	BB+	773,485
1,025	Fannie Mae, Connecticut Avenue Securities, Series 2016-C04, (1-Month LIBOR reference rate + 4.250% spread), (3)	6.756%	1/25/29	Baa3	1,134,968
1,217	Fannie Mae, Connecticut Avenue Securities, Series 2016-C05, (1-Month LIBOR reference rate + 4.450% spread), (3)	6.956%	1/25/29	BB–	1,327,898
1,200	Fannie Mae, Connecticut Avenue Securities, Series 2016-C06, (1-Month LIBOR reference rate + 4.250% spread), (3)	6.756%	4/25/29	BB–	1,318,467
484	Fannie Mae, Connecticut Avenue Securities, Series 2016-C07, (1-Month LIBOR reference rate + 9.500% spread), (3)	12.006%	5/25/29	N/R	602,835
475	Fannie Mae, Connecticut Avenue Securities, Series 2017-C04, (1-Month LIBOR reference rate + 2.850% spread), (3)	5.356%	11/25/29	B	485,947
1,446	Fannie Mae, Connecticut Avenue Securities, Series 2017-C04, (1-Month LIBOR reference rate + 5.050% spread), (3)	7.556%	11/25/29	N/R	1,574,910
810	Fannie Mae, Connecticut Avenue Securities, Series 2017-C05, (1-Month LIBOR reference rate + 2.200% spread), (3)	4.706%	1/25/30	B1	811,572
1,075	Fannie Mae, Connecticut Avenue Securities, Series 2017-C06, (1-Month LIBOR reference rate + 3.650% spread), (3)	6.156%	9/25/29	B	1,141,293
1,265	Fannie Mae, Connecticut Avenue Securities, Series 2017-C06, (1-Month LIBOR reference rate + 4.150% spread), (3)	6.656%	2/25/30	N/R	1,299,101
1,000	Fannie Mae, Connecticut Avenue Securities, Series 2017-C06, (1-Month LIBOR reference rate + 4.450% spread), (3)	6.956%	2/25/30	N/R	1,026,635
670	Fannie Mae, Connecticut Avenue Securities, Series 2017-C06, (1-Month LIBOR reference rate + 4.450% spread), (3)	6.956%	5/25/30	N/R	674,500
535	Fannie Mae, Connecticut Avenue Securities, Series 2017-C07, (1-Month LIBOR reference rate + 2.500% spread), (3)	5.006%	5/25/30	B	533,795
1,236	Fannie Mae, Connecticut Avenue Securities, Series 2017-C07, (1-Month LIBOR reference rate + 4.000% spread), (3)	6.506%	5/25/30	N/R	1,239,371
1,700	Fannie Mae, Connecticut Avenue Securities, Series 2018-C01, (1-Month LIBOR reference rate + 2.250% spread), (3)	4.756%	7/25/30	B	1,660,010
734	First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through Certificates Series 2006-FA3	6.000%	7/25/36	Ca	582,640
386	First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through Certificates Series 2006-FA3	6.000%	7/25/36	Ca	306,666
653	First Horizon Alternative Mortgage Securities Trust, Pass-Through Certificates Series 2005-A7	4.092%	9/25/35	N/R	622,526
5,230	Freddie Mac Collateralized Mortgage REMIC Series 4338, (I/O)	2.490%	6/25/42	Aaa	595,402
1,196	Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series K720, 144A	3.390%	7/25/22	Baa3	1,188,430
965	Freddie Mac Multifamily Aggregation Period Risk Transfer Trust, Series 2017-KT01, 144A	4.566%	2/25/20	Aaa	952,732
935	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2015-K44, 144A	3.683%	1/25/48	BBB–	892,091
373	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2016-K54, 144A	4.051%	4/25/48	BBB–	359,352
384	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2016-K56, 144A	3.939%	6/25/49	BBB–	365,764

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$270	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2016-K722, 144A	3.836%	7/25/49	BBB–	$271,309
390	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2017-K68, 144A	3.844%	10/25/49	Baa2	357,120
290	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2017-K724, 144A	3.487%	11/25/23	BBB	287,590
515	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2017-K725, 144A	3.880%	2/25/50	BBB	502,991
320	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2017-K728, 144A	3.726%	10/25/49	BBB	298,629
265	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2017-K728, 144A	3.647%	11/25/50	BBB–	253,180
511	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2017-KF30, 144A, (1-Month LIBOR reference rate + 3.250% spread), (3)	5.597%	3/25/27	N/R	523,492
415	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2017-KF33, 144A	3.992%	12/25/50	BBB–	381,597
344	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2017-KF33, 144A, (1-Month LIBOR reference rate + 2.550% spread), (3)	4.897%	6/25/27	N/R	351,742
615	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2017-KF40, 144A, (1-Month LIBOR reference rate + 2.700% spread), (3)	5.047%	11/25/27	N/R	629,771
1,302	Freddie Mac Multifamily Structured Pass-Through Certificates FHMS K068, (I/O)	2.059%	10/25/44	Aaa	185,633
2,000	Freddie Mac Multifamily Structured Pass-Through Certificates FHMS K068, (I/O)	1.996%	10/25/44	Aaa	278,153
15,839	Freddie Mac Multifamily Structured Pass-Through Certificates FHMS K071 X1, (I/O)	0.420%	11/25/27	Aaa	358,291
1,560	Freddie Mac Multifamily Structured Pass-Through Certificates, Series HMS K080, (I/O)	2.266%	8/25/45	Aaa	263,695
5,375	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K025, (I/O)	1.751%	11/25/40	Aaa	333,560
7,001	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K031, (I/O)	1.662%	7/25/41	Aaa	453,995
5,015	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K034, (I/O)	1.724%	9/25/41	Aaa	355,313
3,975	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K037, (I/O)	2.206%	1/25/42	Aaa	391,007
5,588	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K049, (I/O)	1.550%	10/25/43	Aaa	481,465
1,245	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K061, (I/O)	2.132%	5/25/27	Aaa	176,625
1,943	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K065, (I/O)	2.182%	7/25/45	Aaa	286,525
10,374	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K714, (I/O)	1.793%	1/25/42	Aaa	334,502
1,300	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K013, (I/O)	2.814%	1/25/43	Aaa	71,542
4,579	Freddie Mac Multifamily Structures Pass-Through Certificates, Series 2011-K012, (I/O)	2.252%	1/25/41	Aaa	198,651
225	Freddie Mac MultiFamily Trust, Structured Pass-Through Certificates, Series 2014-K37, 144A	4.559%	1/25/47	A+	223,769
410	Freddie Mac Stacr Trust 2018-HQA2, Series STACR 2018-HQA2, 144A, (1-Month LIBOR reference rate + 2.300% spread), (3)	4.806%	10/25/48	B+	395,472
1,713	Freddie Mac Structured Agency Credit Risk Debt Notes, (1-Month LIBOR reference rate + 2.300% spread), (3)	4.806%	9/25/30	B	1,671,157
1,125	Freddie Mac Structured Agency Credit Risk Debt Notes, (1-Month LIBOR reference rate + 2.650% spread), (3)	5.156%	12/25/29	B	1,139,008
1,400	Freddie Mac Structured Agency Credit Risk Debt Notes, (1-Month LIBOR reference rate + 3.150% spread), (3)	5.656%	7/25/30	N/R	1,296,513
1,275	Freddie Mac Structured Agency Credit Risk Debt Notes, (1-Month LIBOR reference rate + 3.900% spread), (3)	6.406%	4/25/29	B+	1,396,411
1,155	Freddie Mac Structured Agency Credit Risk Debt Notes, (1-Month LIBOR reference rate + 4.350% spread), (3)	6.856%	9/25/30	N/R	1,143,011

JMT	Nuveen Mortgage Opportunity Term Fund 2 (continued)
Portfolio of Investments December 31, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$1,125	Freddie Mac Structured Agency Credit Risk Debt Notes, Series STACR 2016-HQA3, (1-Month LIBOR reference rate + 1.350% spread), (3)	3.856%	3/25/29	BBB+	$1,130,616
850	Freddie Mac Structured Agency Credit Risk Debt Notes, Series STACR 2017-DNA3, 144A	4.581%	11/25/48	N/R	852,044
4,885	Freddie Mac Structured Pass-Through Certificates, Series K711 X3, (I/O)	1.677%	8/25/40	Aaa	46,716
1,293	FREMF 2016-K504 Mortgage Trust, 144A	3.030%	9/25/20	N/R	1,284,334
515	FREMF 2017-K725 Mortgage Trust, 144A	4.893%	8/15/45	Baa3	503,000
265	FREMF 2018-K730 Mortgage Trust, 144A	3.799%	2/25/50	BBB	255,620
330	FREMF 2018-K731 Mortgage Trust, 144A	3.910%	2/25/25	BBB	327,553
675	FREMF 2018-K732 Mortgage Trust, 144A	4.055%	5/25/25	Baa3	656,624
340	FREMF 2018-K733 Mortgage Trust, 144A	4.079%	9/25/25	Baa1	339,380
561	GCAT 2018-1 LLC, 144A	3.844%	6/25/48	N/R	556,190
670	General Electric Co, Series GSMS 2018-3PCK, 144A, (1-Month LIBOR reference rate + 2.250% spread), (3)	4.705%	9/15/31	AA–	669,632
525	Ginnie Mae Mortgage Pool	3.000%	11/20/41	Aaa	494,263
465	Ginnie Mae Mortgage Pool	2.500%	9/20/42	Aaa	415,061
205	Ginnie Mae Mortgage Pool	3.500%	8/16/43	Aaa	204,266
750	Ginnie Mae Mortgage Pool	3.500%	8/20/44	Aaa	739,802
750	Ginnie Mae Mortgage Pool	3.000%	9/20/44	Aaa	708,642
250	Ginnie Mae Mortgage Pool	3.000%	3/20/44	Aaa	232,809
106	Ginnie Mae Mortgage Pool	3.000%	2/16/40	Aaa	100,374
100	Ginnie Mae Mortgage Pool	3.000%	1/20/40	Aaa	94,933
2,838	Ginnie Mae Mortgage Pool, (I/O)	3.000%	12/16/27	Aaa	249,855
645	GMACM Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2005-AF2	6.000%	12/25/35	N/R	565,893
473	GMACM Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2006-AR1	3.832%	4/19/36	N/R	418,250
886	Goldman Sachs GSAA Home Equity Trust, Series 2007-8, (1-Month LIBOR reference rate + 0.450% spread), (3)	2.956%	8/25/37	B1	827,426
375	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2017-500K, 144A, (1-Month LIBOR reference rate + 1.800% spread), (3)	4.255%	7/15/32	N/R	369,201
191	Goldman Sachs Mortgage Securities Corporation, GSR Mortgage Loan Trust, Mortgage Pass-Through Certificates Series 2007-AR1	4.152%	3/25/47	D	170,848
701	Goldman Sachs Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2017-GS5, 144A	3.509%	3/10/50	BBB–	584,939
775	Goldman Sachs Mortgage Securities Trust, Mortgage Pass Through Certificates, Series 2017-GS6, 144A	3.243%	5/10/50	BBB–	623,321
525	Goldman Sachs Mortgage Securities Trust, Series 2014-GC18	4.996%	1/10/47	A3	536,466
240	Government National Mortgage Association Pool, (I/O)	4.500%	10/20/39	Aaa	28,577
178	GSR Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2007-AR2	3.841%	5/25/37	D	154,494
465	Home Re 2018-1 Ltd, Series HMIR 2018-1, 144A, (1-Month LIBOR reference rate + 1.600% spread), (3)	4.106%	10/25/28	N/R	465,566
446	IndyMac INDA Mortgage Loan Trust, Series 2007-AR3	3.601%	7/25/37	N/R	405,378
638	IndyMac INDX Mortgage Loan Trust, Series 07-AR5	3.595%	5/25/37	Ca	586,402
806	IndyMac INDX Mortgage Loan Trust, Series 2005-AR11	3.909%	8/25/35	Caa3	715,111
153	IndyMac INDX Mortgage Loan Trust, Series 2006-AR11	3.875%	6/25/36	N/R	141,227
475	IndyMac INDX Mortgage Loan Trust, Series 2006-AR3	3.261%	3/25/36	Ca	432,739
305	JPMBD Commercial Mortgage Securities Trust, Series 2016-C4, 144A	3.093%	12/15/49	BBB–	248,502
184	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-S4 A5	6.000%	1/25/37	Caa3	134,979
505	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2011-C5, 144A	5.406%	8/15/46	Baa3	502,433
504	JPMorgan Mortgage Acquisition Trust, Series 2006-A6	4.262%	10/25/36	N/R	462,414
243	JPMorgan Mortgage Trust, Mortgage Pass-Through Certificates, Series 2006-A4	4.884%	6/25/36	N/R	230,596
564	LSTAR Securities Investment Ltd 2018-1, 144A, (1-Month LIBOR reference rate + 1.550% spread), (3)	3.899%	2/1/23	N/R	563,242
347	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2017-6, 144A, (1-Month LIBOR reference rate + 1.750% spread), (3)	4.099%	9/1/22	N/R	347,228
338	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2017-7, 144A, (1-Month LIBOR reference rate + 1.750% spread), (3)	4.099%	10/1/22	N/R	339,670

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$288	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2017-8, 144A, (1-Month LIBOR reference rate + 1.650% spread), (3)	3.999%	11/1/22	N/R	$288,208
692	Merrill Lynch Mortgage-Backed Securities Trust, Mortgage Loan Asset-Backed Notes, Series 2007-2, (H15T1Y reference rate + 2.400% spread), (3)	5.090%	8/25/36	Caa2	671,002
686	Merrill Lynch Mortgage-Backed Securities Trust, Mortgage Loan Asset-Backed Notes, Series 2007-3	4.003%	6/25/37	N/R	550,830
1,032	MFRA Trust, Series 2017-NPL1, 144A	3.352%	11/25/47	N/R	1,027,981
300	Millity Mortgage Loan Trust 2018-1, Series MCMLT 2018-1, 144A	3.250%	5/25/62	AAA	297,028
680	Millity Mortgage Loan Trust 2018-3, Series MCMLT 2018-3, 144A	3.500%	8/25/58	Aaa	674,092
275	Morgan Stanley Capital I Trust 2017-CLS, 144A, (1-Month LIBOR reference rate + 1.950% spread), (3)	4.405%	11/15/34	Ba3	270,588
625	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates 2006-TOP21, 144A	5.241%	10/12/52	C	75,529
440	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates 2006-TOP21, 144A	5.241%	10/12/52	C	41,175
445	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-BNK2, 144A	3.000%	11/15/49	BBB–	360,348
1,525	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2017-CLS, 144A, (1-Month LIBOR reference rate + 2.600% spread), (3)	5.055%	11/15/34	B3	1,499,239
1,480	Morgan Stanley Mortgage Capital Holdings LLC, Series 2017-237P, 144A	3.865%	9/13/39	BB–	1,332,526
126	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-3AR	3.932%	3/25/36	Caa3	106,890
1,053	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-13	6.000%	10/25/37	D	842,875
45	Mortgage IT Trust 2005-3, (1-Month LIBOR reference rate + 0.600% spread), (3)	3.106%	8/25/35	A+	44,064
585	Mortgage IT Trust, Mortgage-Backed Notes , Series 2006-1, (1-Month LIBOR reference rate + 0.200% spread), (3)	2.706%	4/25/36	Ca	518,738
133	New Residential Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2016-3A, 144A	3.250%	9/25/56	Aaa	130,803
684	New Residential Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2018-4A, 144A, (1-Month LIBOR reference rate + 0.900% spread), (3)	3.406%	1/25/48	Aaa	680,185
297	Oak Hill Advisors Residential Loan Trust , Series 2017-NPL1, 144A	3.000%	6/25/57	N/R	291,204
1,005	OneMain Direct Auto Receivables Trust 2018-1, Series ODART 2018-1A, 144A	4.458%	10/25/48	N/R	1,005,256
453	Opteum Mortgage Acceptance Corporation, Asset-Backed Pass-Through Certificates, Series 2006-1, (1-Month LIBOR reference rate + 0.300% spread), (3)	2.806%	4/25/36	Caa1	425,978
590	Pretium Mortgage Credit Partners I 2018-NPL4 LLC, Series PRET 2018-NPL4, 144A	4.826%	9/25/58	N/R	591,065
654	PRPM 2018-2 LLC, Series PRPM 2018-2A, 144A	4.000%	8/25/23	N/R	650,646
1,041	PRPM 2018-3 LLC, Series PRPM 2018-3A, 144A	4.483%	10/25/23	N/R	1,046,409
1,008	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QA10 A31	4.744%	9/25/35	N/R	868,892
608	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS1	5.750%	1/25/36	Caa3	577,414
805	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QS2	6.250%	1/25/37	Caa3	731,167
555	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QA1	4.753%	1/25/36	Caa3	493,943
2,138	Residential Asset Mortgage Products, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-NC2, (1-Month LIBOR reference rate + 0.290% spread), (3)	2.796%	2/25/36	Aaa	2,120,431
803	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1	3.875%	2/20/47	N/R	740,001
912	STACR Trust 2018-HRP1, 144A, (1-Month LIBOR reference rate + 1.650% spread), (3)	4.156%	4/25/43	BB–	913,504
70	STACR Trust 2018-HRP1, 144A, (1-Month LIBOR reference rate + 3.750% spread), (3)	6.256%	4/25/43	N/R	70,348
465	STACR Trust 2018-HRP2, 144A, (1-Month LIBOR reference rate + 1.250% spread), (3)	3.756%	2/25/47	A	465,143
1,478	Structured Adjustable Rate Mortgage Loan Pass-Through Trust, Series 2007-6 2A1, (1-Month LIBOR reference rate + 0.190% spread), (3)	2.696%	7/25/37	B2	1,410,816

JMT	Nuveen Mortgage Opportunity Term Fund 2 (continued)
Portfolio of Investments December 31, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$1,013	Structured Agency Credit Risk Debt Notes, 2013-DN2, (1-Month LIBOR reference rate + 4.250% spread), (3)	6.756%	11/25/23	BB	$1,102,811
628	Structured Agency Credit Risk Notes, Series 2015-HQA2, (1-Month LIBOR reference rate + 10.500% spread), (3)	13.006%	5/25/28	N/R	789,026
296	Structured Agency Credit Risk Notes, Series 2016-DNA1, (1-Month LIBOR reference rate + 2.900% spread), (3)	5.406%	7/25/28	AA	301,327
1,292	Structured Agency Credit Risk Notes, Series 2016-DNA1, (1-Month LIBOR reference rate + 5.550% spread), (3)	8.056%	7/25/28	BBB–	1,528,792
250	Structured Agency Credit Risk Notes, Series 2016-DNA4, (1-Month LIBOR reference rate + 3.800% spread), (3)	6.306%	3/25/29	BB–	269,649
1,275	Structured Agency Credit Risk Notes, Series 2016-HQA2, (1-Month LIBOR reference rate + 5.150% spread), (3)	7.656%	11/25/28	Baa3	1,473,595
675	Structured Agency Credit Risk Notes, Series 2016-HQA3, (1-Month LIBOR reference rate + 3.850% spread), (3)	6.356%	3/25/29	BB–	737,672
808	Structured Agency Credit Risk Notes, Series 2016-HQA3, (1-Month LIBOR reference rate + 9.000% spread), (3)	11.506%	3/25/29	N/R	915,362
615	Structured Agency Credit Risk Notes, Series 2016-HQA4, (1-Month LIBOR reference rate + 8.750% spread), (3)	11.256%	4/25/29	N/R	681,814
469	Structured Agency Credit Risk Notes, Series 2017-DNA2, (1-Month LIBOR reference rate + 11.250% spread), (3)	13.756%	10/25/29	N/R	523,356
400	Structured Agency Credit Risk Notes, Series 2017-DNA2, (1-Month LIBOR reference rate + 3.450% spread), (3)	5.956%	10/25/29	BB–	423,277
850	Structured Agency Credit Risk Notes, Series 2017-DNA3, (1-Month LIBOR reference rate + 2.500% spread), (3)	5.006%	3/25/30	B+	850,002
1,050	Structured Agency Credit Risk Notes, Series 2017-HQA1, (1-Month LIBOR reference rate + 3.550% spread), (3)	6.056%	8/25/29	B1	1,110,761
575	Structured Agency Credit Risk Notes, Series 2017-HQA1, (1-Month LIBOR reference rate + 5.000% spread), (3)	7.506%	8/25/29	N/R	621,325
249	Structured Agency Credit Risk Notes, Series 2017-HQA3, (1-Month LIBOR reference rate + 12.750% spread), (3)	15.256%	8/25/29	N/R	271,216
1,675	Structured Agency Credit Risk Notes, Series 2017-HQA3, (1-Month LIBOR reference rate + 2.350% spread), (3)	4.856%	4/25/30	B1	1,662,507
750	Structured Agency Credit Risk Notes, Series 2017-HQA3, (1-Month LIBOR reference rate + 4.450% spread), (3)	6.956%	4/25/30	N/R	784,324
644	Structured Agency Credit Risk Notes, Series 2017-HQA3, (1-Month LIBOR reference rate + 4.750% spread), (3)	7.256%	10/25/24	N/R	705,669
275	Structured Agency Credit Risk Notes, Series 2017-HRP1, (1-Month LIBOR reference rate + 2.50% spread), (3)	5.006%	12/25/42	N/R	248,782
380	TMSQ Mortgage Trust, Series 2014-1500, 144A	3.835%	10/10/36	Baa1	374,120
286	Towd Point Mortgage Trust 2018-5, Series TPMT 2018-5, 144A	3.250%	7/25/58	AAA	280,633
654	Vericrest Opportunity Loan Transferee, 144A	3.250%	6/25/47	N/R	650,761
1,020	Vericrest Opportunity Loan Transferee, Series 2017-NP11, 144A	4.625%	10/25/47	N/R	1,005,879
1,505	Vericrest Opportunity Loan Transferee, Series 2017-NPL7, 144A	5.375%	6/25/47	N/R	1,502,964
187	Vericrest Opportunity Loan Transferee, Series 2017-NPL9, 144A	3.125%	9/25/47	N/R	184,950
675	VNO Mortgage Trust, Series 2012-6AVE, 144A	3.337%	11/15/30	A–	669,426
1,114	VOLT LXXII LLC, Series VOLT 2018-NPL8, 144A	4.213%	10/26/48	N/R	1,111,741
1,027	Wachovia Commercial Mortgage Trust, Pass-Through Certificates, Series 2005-C21, 144A	5.226%	10/15/44	Ca	241,041
290	Washington Mutual Mortgage Pass-Through Certificates Trust 2006-AR14	3.667%	11/25/36	D	272,333
366	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR	3.030%	1/25/37	N/R	332,615
1,022	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR17, (12MTA reference rate + 0.820% spread), (3)	2.873%	12/25/46	Caa2	940,230
492	Washington Mutual Mortgage Securities Corporation. Mortgage Pass-Through Certificates, Series 2006-AR7, (12MTA reference rate + 0.980% spread), (3)	3.137%	7/25/46	Caa3	469,912
650	Wells Fargo Commercial Mortgage Trust 2017-C39	4.118%	9/15/50	A–	624,603
690	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-LC22	4.543%	9/15/58	BBB–	625,889
1,443	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-NXS1	4.100%	5/15/48	BBB–	1,266,332
215	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-BNK1, 144A	3.000%	8/15/49	BBB–	175,206
730	Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2014-C20, 144A	3.986%	5/15/47	N/R	577,129
212,151	Total Mortgage-Backed Securities (cost $136,161,506)				132,823,055

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED SECURITIES – 14.2% (10.0% of Total Investments)

$715	AASET 2018-2 US Ltd, Series AASET 2018-2A, 144A	4.454%	11/18/38	A	$722,011
465	Alm Loan Funding Trust, Series 2013-7RA, 144A, (3-Month LIBOR reference rate + 4.040% spread), (3)	6.476%	10/15/28	Baa3	464,982
780	Atlas Senior Loan Fund IX Ltd, 144A, (3-Month LIBOR reference rate + 2.550% spread), (3)	5.019%	4/20/28	BBB–	725,532
375	Avant Loans Funding Trust, Series 2017-B, 144A	3.380%	4/15/21	N/R	374,491
400	Avery Point CLO Limited, Series 2014-5A, 144A, (3-Month LIBOR reference rate + 3.100% spread), (3)	5.549%	7/17/26	Baa3	391,452
680	Bowman Park CLO Limited, Series 2014-1A, 144A, (3-Month LIBOR reference rate + 3.350% spread), (3)	6.027%	11/23/25	BBB–	665,273
675	Carlyle Global Market Strategies CLO 2014-3R Ltd, 144A, (3-Month LIBOR reference rate + 2.950% spread), (3)	5.459%	7/27/31	BBB–	624,424
1,121	Domino’s Pizza Master Issuer LLC, Series DPABS 2017-1A, 144A	3.082%	7/25/47	BBB+	1,092,008
1,135	Drive Auto Receivables Trust 2017-3, Series DRIVE 2017-3, 144A	3.530%	12/15/23	Aa2	1,135,931
750	Octagon Investment Partners XVII Ltd, 144A, (3-Month LIBOR reference rate + 2.500% spread), (3)	4.990%	1/25/31	BBB–	688,346
270	Octagon Investment Partners, Series 2014-1A, 144A, (3-Month LIBOR reference rate + 3.500% spread), (3)	5.936%	4/15/26	A3	267,842
1,005	OneMainirect Auto Receivables Trust 2018-1, Series ODART 2018-1A, 144A	3.850%	10/14/25	A	1,019,961
1,196	Prestige Auto Receivables Trust, Series 2016-2A, 144A	3.910%	11/15/22	BBB+	1,201,280
251	Prosper Marketplace Issuance Trust, Series 2017-2A, 144A	3.480%	9/15/23	BBB–	250,593
235	Seneca Park CLO Limited, Asset-Backed Securities, Series 2014-1A, 144A, (3-Month LIBOR reference rate + 3.500% spread), (3)	5.949%	7/17/26	Baa3	234,080
1,600	Sofi Consumer Loan Program Trust, Series 2016-3, 144A	4.490%	12/26/25	N/R	1,631,525
115	Sonic Capital LLC, 144A	4.026%	2/20/48	BBB	113,486
445	United Auto Credit Securitization Trust, Series 2017-1, 144A	5.090%	3/10/23	BBB–	449,278
253	Vantage Data Centers Issuer LLC, 144A	4.072%	2/16/43	A–	253,270
665	VoyaLO 2013-3 Ltd, Series INGIM 2013-3ARR, 144A, (3-Month LIBOR reference rate + 2.250% spread), (3)	4.719%	10/18/31	A	634,034
750	Westlake Auto Receivables Trust, Series 2015-3A, 144A	5.890%	7/15/22	BB	751,161
650	Westlake Auto Receivables Trust, Series 2017-1A, 144A	5.050%	8/15/24	BBB–	657,851
1,065	Westlake Auto Receivables Trust, Series 2017-2A, 144A	3.280%	12/15/22	BBB	1,051,542
15,596	Total Asset-Backed Securities (cost $15,644,744)				15,400,353
	Total Long-Term Investments (cost $151,806,250)				148,223,408

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings	Value

	SHORT-TERM INVESTMENTS – 5.9% (4.1% of Total Investments)

	REPURCHASE AGREEMENTS – 3.7% (2.6% of Total Investments)

$4,032	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/18, repurchase price $4,032,542, collateralized by $3,865,000 U.S. Treasury Bonds, 3.375%, due 5/15/44, value $4,116,387	1.200%	1/02/19	N/A	$4,032,273

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 2.2% (1.5% of Total Investments)

2,352	U.S. Treasury Bills	0.000%	1/08/19	N/R	2,351,106
$6,384	Total Short-Term Investments (cost $6,383,209)				6,383,379
	Total Investments (cost $158,189,459) – 142.5%				154,606,787
	Borrowings – (42.6)% (4), (5)				(46,200,000)
	Other Assets Less Liabilities – 0.1% (6)				74,410
	Net Assets Applicable to Common Shares – 100%				$108,481,197

JMT	Nuveen Mortgage Opportunity Term Fund 2 (continued)
Portfolio of Investments December 31, 2018

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ Payable)
U.S. Treasury 10-Year Note	Short	(32)	3/19	$(3,812,157)	$(3,904,500)	$(92,343)	$(12,500)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(4)	Borrowings as a percentage of Total Investments is 29.9%.

(5)

The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(6)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

H15T1Y	U.S. Treasury Yield Curve Rate T Note Constant Maturity 1-Year.

I/O	Interest only security.

LIBOR	London Inter-Bank Offered Rate

12MTA	Federal Reserve U.S. 12-Month Cumulative Treasury Average 1-Year CMT.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

December 31, 2018

	JLS	JMT
Assets
Long-term investments, at value (cost $511,258,880 and $151,806,250, respectively)	$499,959,500	$148,223,408
Short-term investments, at value (cost $12,448,252 and $6,383,209, respectively)	12,448,252	6,383,379
Cash	891	12,656
Cash collateral at brokers for investments in futures contracts	156,811	33,527
Receivable for interest	1,564,643	473,828
Other assets	51,303	1,264
Total assets	514,181,400	155,128,062
Liabilities
Borrowings	147,200,000	46,200,000
Payable for variation margin on futures contracts	42,578	12,500
Accrued expenses:
Management fees	486,300	148,482
Interest on borrowings	412,843	129,574
Trustees fees	51,927	1,006
Other	177,471	155,303
Total liabilities	148,371,119	46,646,865
Net assets applicable to common shares	$365,810,281	$108,481,197
Common shares outstanding	15,888,994	4,871,277
Net asset value (“NAV”) per common share outstanding	$23.02	$22.27
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$158,890	$48,713
Paid-in-surplus	371,208,455	110,177,327
Total distributable earnings	(5,557,064)	(1,744,843)
Net assets applicable to common shares	$365,810,281	$108,481,197
Authorized common shares	Unlimited	Unlimited

See accompanying notes to financial statements.

Statement of Operations

Year Ended December 31, 2018

	JLS	JMT
Investment Income	$29,606,984	$9,021,608
Expenses
Management fees	5,819,116	1,777,937
Interest expense on borrowings	4,868,478	1,528,013
Custodian fees	92,264	49,961
Trustees fees	14,440	4,338
Professional fees	211,453	195,693
Shareholder reporting expenses	58,418	20,619
Shareholder servicing agent fees	229	395
Stock exchange listing fees	6,771	6,771
Investor relations expense	71,784	16,865
Other	33,888	17,629
Total expenses	11,176,841	3,618,221
Net investment income (loss)	18,430,143	5,403,387
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	8,517,764	2,694,693
Futures contracts	135,691	40,080
Change in net unrealized appreciation (depreciation) of:
Investments	(20,380,068)	(6,371,304)
Futures contracts	(314,651)	(92,343)
Net realized and unrealized gain (loss)	(12,041,264)	(3,728,874)
Net increase (decrease) in net assets from operations	$6,388,879	$1,674,513

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	JLS		JMT
	Year Ended 12/31/18	Year(1) Ended 12/31/17	Year Ended 12/31/18	Year(1) Ended 12/31/17
Operations
Net investment income (loss)	$18,430,143	$21,230,482	$5,403,387	$6,696,656
Net realized gain (loss) from:
Investments	8,517,764	25,623,988	2,694,693	7,265,808
Futures contracts	135,691	—	40,080	—
Change in net unrealized appreciation (depreciation) of:
Investments	(20,380,068)	714,875	(6,371,304)	(110,291)
Futures contracts	(314,651)	—	(92,343)	—
Net increase (decrease) in net assets applicable to common shares from operations	6,388,879	47,569,345	1,674,513	13,852,173
Distributions to Common Shareholders(2)
Dividends(3)	(31,968,876)	(52,720,945)	(9,126,087)	(15,125,802)
Return of capital	(1,076,333)	—	(400,182)	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(33,045,209)	(52,720,945)	(9,526,269)	(15,125,802)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to shareholders due to reinvestment of distributions	13,878	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	13,878	—	—	—
Net increase (decrease) in net assets applicable to common shares	(26,642,452)	(5,151,600)	(7,851,756)	(1,273,629)
Net assets applicable to common shares at the beginning of period	392,452,733	397,604,333	116,332,953	117,606,582
Net assets applicable to common shares at the end of period	$365,810,281	$392,452,733	$108,481,197	$116,332,953
(1)	Prior period amounts have been conformed to current year presentation. See Note to Financial Statements, Note 9 – New Accounting Pronouncements for further details.
(2)

The composition and per share amounts of the Funds’ distributions are presented in the Financial Highlights. The distribution information for the Funds as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)	For fiscal year ended December 31, 2017, the Fund’s distributions to common shareholders were paid from net investment income and accumulated net realized gains.

See accompanying notes to financial statements.

Statement of Cash Flows

Year Ended December 31, 2018

	JLS	JMT
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$6,388,879	$1,674,513
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(222,079,171)	(68,053,904)
Proceeds from sales and maturities of investments	277,238,412	86,355,016
Proceeds from (Purchases of) short-term investments, net	(12,422,329)	(6,372,416)
Amortization (Accretion) of premiums and discounts, net	(411,548)	(184,298)
(Increase) Decrease in:
Receivable for interest	167,735	63,113
Other assets	(8,646)	(92)
Increase (Decrease) in:
Payable for variation margin on futures contracts	42,578	12,500
Accrued management fees	(36,256)	(10,728)
Accrued interest on borrowings	61,659	19,352
Accrued Trustees fees	7,371	(288)
Accrued other expenses	22,348	27,660
Net realized (gain) loss from:
Investments	(8,517,764)	(2,694,693)
Paydowns	(703,572)	(249,294)
Change in net unrealized (appreciation) depreciation of investments	20,380,068	6,371,304
Net cash provided by (used in) operating activities	60,129,764	16,957,745
Cash Flows from Financing Activities
Increase (Decrease) in cash overdraft	(26,940,731)	(7,385,293)
Cash distributions paid to common shareholders	(33,031,331)	(9,526,269)
Net cash provided by (used in) financing activities	(59,972,062)	(16,911,562)
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	157,702	46,183
Cash and cash collateral at brokers at the beginning of period	—	—
Cash and cash collateral at brokers at the end of period(1)	$157,702	$46,183
(1)	Comprised of “Cash” and “Cash collateral at brokers” as presented on the Statements of Assets and Liabilities.

Supplemental Disclosure of Cash Flow Information	JLS	JMT
Cash paid for interest on borrowings (excluding borrowing costs)	$4,806,819	$1,508,661
Non-cash financing activities not included herein consists of reinvestments of common share distributions	13,878	—

See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share

	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV	Ending Share Price

JLS
Year ended 12/31:
2018	$24.70	$1.16	$(0.76)	$0.40	$(1.52)	$(0.49)	$(0.07)	$(2.08)	$23.02	$22.35
2017	25.02	1.34	1.65	2.99	(1.94)	(1.37)	—	(3.31)	24.70	24.69
2016	25.09	1.56	0.08	1.64	(1.43)	(0.28)	—	(1.71)	25.02	24.07
2015	26.16	1.28	(0.83)	0.45	(1.13)	(0.25)	(0.14)	(1.52)	25.09	22.71
2014	25.84	1.25	0.62	1.87	(1.00)	(0.55)*	— *	(1.55)	26.16	23.15

JMT
Year ended 12/31:
2018	23.88	1.11	(0.76)	0.35	(1.40)	(0.48)	(0.08)	(1.96)	22.27	22.17
2017	24.14	1.37	1.47	2.84	(1.76)	(1.34)	—	(3.10)	23.88	23.74
2016	24.28	1.50	0.04	1.54	(1.43)	(0.25)	—	(1.68)	24.14	23.16
2015	25.41	1.20	(0.80)	0.40	(1.01)	(0.19)	(0.33)	(1.53)	24.28	22.29
2014	25.08	1.22	0.67	1.89	(0.85)	— **	(0.71)	(1.56)	25.41	23.17

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000

JLS
Year Ended 12/31:
2018	$147,200	$3,485
2017	147,200	3,666
2016	147,200	3,701
2015	147,200	3,708
2014	147,200	3,823

JMT
Year Ended 12/31:
2018	46,200	3,348
2017	46,200	3,518
2016	46,200	3,546
2015	46,200	3,560
2014	46,200	3,679

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)

Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

1.63%	(1.06)%	$365,810	2.89%	4.77%	44%
12.21	16.79	392,453	2.51	5.12	85
6.79	13.97	397,604	2.42	6.29	73
1.71	4.82	398,601	2.24	4.96	24
7.31	6.72	415,575	2.20	4.72	17

1.45	1.73	108,481	3.16	4.72	45
12.01	16.34	116,333	2.73	5.47	85
6.56	11.83	117,607	2.67	6.24	76
1.56	3.01	118,279	2.47	4.79	23
7.63	7.81	123,780	2.42	4.72	16

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per common share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	•	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to reverse repurchase agreements (where applicable) and/or borrowings (as described in Note 8 – Borrowing Arrangements).
	•	Each ratio includes the effect of all interest expense paid and other costs related to reverse repurchase agreements and/or to borrowings, where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
JLS
Year ended 12/31:
2018	1.26%
2017	0.93
2016	0.79
2015	0.63
2014	0.60

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
JMT
Year ended 12/31:
2018	1.33%
2017	0.99
2016	0.84
2015	0.66
2014	0.63

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*	Revised to reclassify the per common share return of capital of $0.32 to a realized gain distribution for the fiscal year ended December 31, 2014.
**	Rounds to less than $0.01 per common share.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Mortgage Opportunity Term Fund (JLS)

•	Nuveen Mortgage Opportunity Term Fund 2 (JMT)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. JLS and JMT were organized as Massachusetts business trusts on September 10, 2009 and December 16, 2009, respectively. It is anticipated that JLS and JMT will terminate on November 30, 2019 and February 28, 2020, respectively. Upon termination, the Funds will distribute all of their assets to shareholders of record as of the date of termination.

The end of the reporting period for the Funds is December 31, 2018, and the period covered by these Notes to Financial Statements is the fiscal year ended December 31, 2018 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. During the current reporting period, the Adviser was entered into sub-advisory agreements with Wellington Management Company LLP (“Wellington Management”) and Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser. Wellington Management manages the Funds’ investments in mortgage-backed securities (“MBS”) and other permitted investments. For the period January 1, 2018 through July 31, 2018 NAM managed the Funds’ investment in derivatives. Effective August 1, 2018, the Adviser terminated the Funds’ sub-advisory agreements with NAM and Wellington Management manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

Each Fund’s investment objective is to generate attractive total returns through opportunistic investments in MBS. Each Fund seeks to achieve its investment objective by investing primarily in non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). Each Fund may also invest up to 20% of its managed assets (as defined in Note 7 – Management Fees) in other permitted investments, including cash and cash equivalents, U.S. treasury securities, non-mortgage related asset-backed securities, inverse floating rate securities, municipal securities, interest rate futures, interest rate swaps and swaptions, non-MBS credit default swaps (including swaps based on a credit default swap index, such as the CMBX Index) and other synthetic mortgage-related exposure, including equity investments in mortgage real estate investment trusts (“REITs”), as permitted by the 1940 Act.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any when issued/delayed delivery purchase commitments.

Investment Income

Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund makes monthly cash distributions to common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Funds’ Board of Trustees (the “Board”), each Fund seeks to establish a distribution rate that roughly corresponds to the cash flows from its investment strategies through regular distributions (a “Cash Flow-Based Distribution Program”). Each Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the Fund’s net cash flows after expense from its investments over an extended period of time. Actual net cash flows the Funds receive may differ from each Fund’s distribution rate over shorter time periods over a specific timeframe. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from a Fund’s assets and is treated by common shareholders as a non-taxable distribution (“Return of Capital”) for tax purposes. In the event that total distributions during a calendar year exceed a Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per common share. If a Fund’s total return on common share NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per common share. The final determination of the source and character of all distributions for the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

Compensation

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.

Notes to Financial Statements (continued)

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit speeds, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price, and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s common share NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

JLS	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Mortgage-Backed Securities	$—	$448,144,662	$—	$448,144,662
Asset-Backed Securities	—	51,814,838	—	51,814,838

Short-Term Investments:
Repurchase Agreements	—	12,448,252	—	12,448,252

Investments in Derivatives:
Futures Contracts**	(314,651)	—	—	(314,651)
Total	$(314,651)	$512,407,752	$—	$512,093,101

JMT
Long-Term Investments*:
Mortgage-Backed Securities	$—	$132,823,055	$—	$132,823,055
Asset-Backed Securities	—	15,400,353	—	15,400,353

Short-Term Investments:
Repurchase Agreements	—	4,032,273	—	4,032,273
U.S. Government and Agency Obligations	—	2,351,106	—	2,351,106

Investments in Derivatives:
Futures Contracts**	(92,343)	—	—	(92,343)
Total	$(92,343)	$154,606,787	$—	$154,514,444
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
JLS	Fixed Income Clearing Corporation	$12,448,252	$(12,448,252)	$—
JMT	Fixed Income Clearing Corporation	4,032,273	(4,032,273)	—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in

Notes to Financial Statements (continued)

futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Funds used U.S. Treasury futures for duration and yield curve management purposes.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

	JLS	JMT
Average notional amount of futures contracts outstanding*	$10,257,252	$3,043,647
*

The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
JLS
Interest Rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$(314,651)
JMT
Interest Rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$(92,343)
*

Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
JLS	Interest Rate	Futures contracts	$135,691	$(314,651)
JMT	Interest Rate	Futures contracts	40,080	(92,343)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Share Transactions

Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	JLS		JMT
	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/18	Year Ended 12/31/17
Common shares:
Issued to shareholders due to reinvestment of distributions	577	—	—	—

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period were as follows:

	JLS	JMT
Purchases	$222,079,171	$68,053,904
Sales and maturities	277,238,412	86,355,016

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment company taxable income to common shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of market discount accretion on investments and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the common share NAVs of the Funds.

The tables below present the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of December 31, 2018.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	JLS	JMT
Tax cost of investments	$514,459,046	$155,375,778
Gross unrealized:
Appreciation	$9,640,107	$2,913,672
Depreciation	(11,691,401)	(3,682,663)
Net unrealized appreciation (depreciation) of investments	$(2,051,294)	$(768,991)

Notes to Financial Statements (continued)

	JLS	JMT
Tax cost of futures contracts	$(314,651)	$(92,343)
Net unrealized appreciation (depreciation) of futures contracts	—	—

Permanent differences, primarily due to investments in MBS and treatment of notional principal contracts, resulted in reclassifications among the Funds’ components of net assets as of December 31, 2018, the Funds’ tax year end.

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2018, the Funds’ tax year end, were as follows:

	JLS	JMT
Undistributed net ordinary income	—	—
Undistributed net long-term capital gains	—	—
The tax character of distributions paid during the Funds’ tax years ended December 31, 2018 and December 31, 2017 was designated for purposes of the dividends paid deduction as follows:
2018	JLS	JMT
Distributions from net ordinary income[1]	$24,942,622	$6,847,505
Distributions from net long-term capital gains[2]	7,026,254	2,278,582
Return of capital	1,076,333	400,182

2017	JLS	JMT
Distributions from net ordinary income[1]	$36,455,973	$10,218,965
Distributions from net long-term capital gains	16,264,972	4,906,837
Return of capital	—	—

[1]  Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

[2]  The Funds designate as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2018.

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Funds have elected to defer losses as follows:

	JLS	JMT
Post-October capital losses[3]	$623,866	$183,909
Late-year ordinary losses[4]	2,881,904	791,943
[3] Capital losses incurred from November 1, 2018 through December 31, 2018, the Funds’ tax year end. [4] Specified losses incurred from November 1, 2018 through December 31, 2018.

7. Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Wellington Management is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund common shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets[1]	JLS Fund-Level Fee Rate	JMT Fund-Level Fee Rate
For the first $125 million	0.9500%	0.9500%
For the next $125 million	0.9375	0.9375
For the next $150 million	0.9250	0.9250
For the next $600 million	0.9125	0.9125
For managed assets over $1 billion	0.9000	0.9000

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level[2]	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
[1]

“Managed assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than the Fund liabilities incurred for the express purpose of creating effective leverage). Total assets for this purpose shall include assets attributable to each Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for the purposes of U.S. GAAP).

[2]

The complex-level fee is based on the aggregate daily managed assets (as “managed assets” is defined in each Nuveen fund’s investment management agreement with the Adviser, which generally includes assets attributable to any preferred shares that may be outstanding and any borrowings (including the issuance of commercial paper or notes)) of the Nuveen open-end and closed-end Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2018, the complex-level fee for each Fund was 0.1602%.

8. Borrowing Arrangements

Each Fund has entered into a borrowing arrangement (“Borrowings”) as a means of leverage. As of the end of the reporting period, each Fund’s maximum commitment amount under its Borrowings is as follows:

	JLS	JMT
Maximum commitment amount	$148,000,000	$46,500,000

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

	JLS	JMT
Outstanding balance on Borrowings	$147,200,000	$46,200,000

Interest charged on the outstanding balance of Borrowings for each Fund was equal to the 3-Month LIBOR (London Inter-Bank Offered Rate) plus 1.45% per annum on the amount borrowed. In addition to interest expense, each Fund may also pay a fee of 1.45%, which shall accrue daily based on the amount of the difference between 90% of the maximum commitment amount and the drawn balance, when such drawn balance is less than 90% of the maximum commitment amount.

On June 29, 2018, the Funds amended these Borrowings. Interest charged on the Borrowings drawn amount was lowered to 1-Month LIBOR plus 1.10% per annum. In addition to interest expense, each Fund may also pay a fee of 1.10%, which shall accrue daily based on the amount of the difference between 85% of the maximum commitment amount and the drawn balance, when such drawn balance is less than 85% of the maximum commitment amount.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:

	JLS	JMT
Average daily balance outstanding	$147,200,000	$46,200,000
Average annual interest rate	3.26%	3.26%

In order to maintain these Borrowings, each Fund must meet certain collateral, asset coverage and other requirements. Each Fund’s Borrowings outstanding are secured by assets in the Fund’s Portfolio of Investments.

Notes to Financial Statements (continued)

Each Fund’s Borrowings outstanding is recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

Inter-Fund Borrowing and Lending

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

9. New Accounting Pronouncements

Disclosure Update and Simplification

During August 2018, the SEC issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.

The requirements of Final Rule Release No. 33-10532 were effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532.

For the prior fiscal period, the total amount of distributions paid to shareholders from net investment income and from accumulated net realized gains, if any, are recognized as “Dividends” on the Statement of Changes in Net Assets.

As of December 31, 2017, the Funds’ Statement of Changes in Net Assets reflected the following balances.

	JLS	JMT
Distributions to Shareholders
From net investment income	$(30,885,494)	$(8,586,113)
From accumulated net realized gains	(21,835,451)	(6,539,689)
Decrease in net assets applicable to common shares from distributions to common shareholders	(52,720,945)	(15,125,802)
UNII at the end of period	$(2,669,452)	$(744,694)

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

Fair Value Measurement: Disclosure Framework

During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. During the current reporting period, management early implemented this guidance. This implementation did not have a material impact on the Funds’ financial statements.

10. Subsequent Events

Proposed Merger and 100% Tender Offer

On February 28, 2019, the Funds’ Board of Trustees, in light of the upcoming scheduled termination of each Fund, approved a proposal that will allow shareholders to either continue their investment through a merger with a new fund or receive NAV through a 100% tender offer at the then-current NAV per share. The proposal is intended to give shareholders the opportunity to maintain their exposure to securitized credit, an important building block of diversified income portfolios due to attractive yields and low correlations relative to traditional assets classes.

As part of the proposal, shareholders will be asked to vote on a merger of their Fund with a new fund, Nuveen Mortgage and Income Fund. If the mergers are approved, each Fund will conduct a tender offer for up to 100% of its outstanding shares at NAV. If the combined managed assets (including assets attributable to leverage) of the Funds following the tender offers is $100 million or greater, the mergers will occur. If the combined managed assets after the tender offers is less than $100 million, the mergers will not occur and the tender offers will be cancelled with no common shares repurchased, and instead the Funds will proceed to terminate as scheduled.

The new fund will have no set termination date and an investment objective to generate high current income through opportunistic investments in securitized credit. The fund will invest at least 65% of its managed assets in mortgage securities, including commercial mortgage-backed securities and residential mortgage-backed securities and up to 35% in non-mortgage related asset-backed securities.

More information on the proposal will be contained in proxy materials for the upcoming shareholder meeting expected to be filed with the SEC in the near future.

Additional Fund Information

(Unaudited)

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Robert L. Young
William J. Schneider**	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff

*	Interested Board Member.
**	Retired from the Funds’ Board of Trustees effective December 31, 2018.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 (8oo) 257-8787

Distribution Information

The Funds hereby designate their percentage of dividends paid from net ordinary income as dividends qualifying as Interest-Related Dividends and/or short-term capital gain dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended December 31, 2018.

	JLS	JMT
% of Interest-Related Dividends	64.6%	63.5%

Quarterly Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JLS	JMT
Common shares repurchased	—	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

(Unaudited)

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, non-convertible debt issues and commercial mortgage backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Bloomberg Barclays Commercial Mortgage-Backed Securities (CMBS) Aggregate Index: An index that measures the performance of the commercial mortgage-backed securities market. Benchmark returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Credit Risk Transfer (CRT) Securities: These are general obligations of the U. S. Federal National Mortgage Associate (Fannie Mae) and the U.S. Federal Home Loan Mortgage Corporation (Freddie Mac). These Government Sponsored Enterprises (GSEs) are mandated to expand the secondary market for residential mortgage loans through securitization.

∎

Commercial Mortgage-Backed Securities (CMBS): Commercial mortgage-backed securities are backed by cash flows of a mortgage or pool of mortgages on commercial real estate. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. CMBS are typically characterized by the following: i) loans on multi-family housing, non-residential property, ii) payments based on the amortization schedule of 25-30 years with a balloon payment due usually after 10 years, and iii) restrictions on prepayments.

∎

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio that increase the fund’s investment exposure.

∎

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎

Mortgage-Backed Securities (MBS): Mortgage-backed securities (MBS) are bonds backed by pools of mortgages, usually with similar characteristics, and which return principal and interest in each payment. MBS are composed of residential mortgages (RMBS) or commercial mortgages (CMBS). RMBS are further divided into agency RMBS and non-agency RMBS, depending on the issuer.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

∎

Residential Mortgage-Backed Securities (RMBS): Residential mortgage-backed securities are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate.

Glossary of Terms Used in this Report (continued)

(Unaudited)

RMBS consist of agency and non-agency RMBS. Agency RMBS have agency guarantees that assure investors that they will receive timely payment of interest and principal, regardless of delinquency or default rates on the underlying loans. Agency RMBS include securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and other federal agencies, or issues guaranteed by them. Non-agency RMBS do not have agency guarantees. Non-agency RMBS have credit enhancement built into the structure to shield investors from borrower delinquencies. The spectrum of non-agency residential mortgage loans includes traditional jumbo loans (prime), alternative-A loans (Alt-A), and home equity loans (subprime).

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time,

should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (8oo) 257-8787.

Board Members & Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

∎ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	2008 Class II		168

∎ JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III		168

∎ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2003 Class I		168

∎ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Chairman (since 2009), and Director (since 2012), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions and Chief Executive Officer of Zenith Electronics Corporation (1991-1996).
1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		168

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; serves on The President’s Council, Fordham University (since 2010); and previously was a Director of The Curran Center for Catholic American Studies (2009-2018) formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		168

∎ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I		168

∎ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017); and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe, L.C. Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I		168

∎ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I		168

∎ ROBERT L. YOUNG(2)			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).
1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2017 Class II		166

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Interested Board Member:

∎ MARGO L. COOK(3)

President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; President, Global Products and Solutions (since 2017), and, Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice President (since 2017) of Nuveen, LLC; President (since August 2017), formerly Co-President (2016- 2017), formerly, Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.

1964 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		168

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

∎ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.
1962 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2007		74

∎ STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President (2013- 2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC Managing Director (since 2016) of Nuveen Alternative Investments, LLC; Certified Public Accountant.
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998		168

∎ NATHANIEL T. JONES			Managing Director (since 2017), formerly, Senior Vice President (2016- 2017), formerly, Vice President (2011-2016) of Nuveen; Managing Director of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016		168

∎ WALTER M. KELLY			Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen.
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003		168

∎ DAVID J. LAMB			Managing Director (since 2017), formerly, Senior Vice President of Nuveen (since 2006), Vice President prior to 2006.
1963 333 W. Wacker Drive Chicago, IL 60606	Vice President	2015		74

∎ TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002		168

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007		168

∎ WILLIAM T. MEYERS			Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC; and Nuveen Fund Advisors, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen, has held various positions with Nuveen since 1991.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President	2018		74

∎ MICHAEL A. PERRY			Executive Vice President (since 2017), previously Managing Director from 2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative Investments, LLC; Executive Vice President (since 2017), formerly, Managing Director (2015-2017), of Nuveen Securities, LLC; formerly, Managing Director (2010-2015) of UBS Securities, LLC.
1967 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017		74

∎ CHRISTOPHER M. ROHRBACHER			Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC.
1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008		168

∎ WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017		168

∎ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013		168

∎ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008); Vice President (since 2010) and Associate General Counsel (since 2008) of Nuveen.
1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008		168

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Vice President Secretary	1988		168

(1)

The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)

On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.

(3)	“Interested person” as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)

Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Notes

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	EAN-H-1218D 741784-INV-Y-02/19

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with PricewaterhouseCoopers LLP the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
December 31, 2018	$52,782	$0	$64,356	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2017	$51,257	$0	$136,864	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
December 31, 2018	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2017	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
December 31, 2018	$64,356	$0	$0	$64,356
December 31, 2017	$136,864	$0	$0	$136,864

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report, the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Wellington Management Company, LLP (“Wellington Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Wellington Management Company LLP (“Wellington Management”) as Sub-Adviser to provide discretionary investment advisory services. Wellington Management exercises day-to-day responsibility for managing the registrant’s direct investments in mortgage-backed securities and other permitted investments. The following section provides information on the persons at the Sub-Adviser who are primarily responsible for the day-to-day management of the registrant’s portfolio.

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHY

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Michael F. Garrett, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager of the registrant since its inception. Mr. Garrett joined Wellington Management as an investment professional in 1999.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER as of DECEMBER 31, 2018

Portfolio Manager	All Accounts (includes registrant)
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($billions)	Number of Accounts	Total Assets ($billions)	Number of Accounts	Total Assets ($billions)
Michael F. Garrett	13	$24.10	35	$5.01	51	$8.06

Portfolio Manager	Accounts with Performance Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($billions)
Michael F. Garrett	0	0	2	$298	6	$2.11

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Mr. Garrett also manages accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Item 8(a)(3).	PORTFOLIO MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary portfolio managers compensation is as follows:

Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Sub-Advisory Agreement between Wellington Management and Nuveen Mortgage Opportunity Term Fund 2. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2018.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. The incentive paid to the Portfolio Manager, which has no performance-related component, is based on the revenues earned by Wellington Management.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Garrett is a Partner.

Item 8(a)(4).	OWNERSHIP OF REGISTRANT’S SECURITIES AS OF DECEMBER 31, 2018

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Michael F. Garrett					X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Mortgage Opportunity Term Fund 2

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: March 8, 2019

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 8, 2019